[COVER]

--------------------------------------------------------------------------------
OCTOBER 31, 2000
--------------------------------------------------------------------------------

Chase Vista
Select Funds

ANNUAL REPORT

[START SIDEBAR]

SELECT SHORT-TERM
BOND FUND

SELECT INTERMEDIATE
BOND FUND

SELECT BOND FUND

SELECT BALANCED
FUND

SELECT EQUITY INCOME
FUND

SELECT LARGE CAP
EQUITY FUND

SELECT LARGE CAP
GROWTH FUND

SELECT NEW GROWTH
OPPORTUNITIES FUND

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VALUE FUND

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EQUITY FUND

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THE RIGHT RELATIONSHIP IS EVERYTHING.(R)

                                                                   SASEFI-2-1200

--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------
Chairman's Letter                                                              1
--------------------------------------------------------------------------------
Chase Vista Select Short-Term Bond Fund                                        2
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select Intermediate Bond Fund                                      4
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select Bond Fund                                                   6
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select Balanced Fund                                               8
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select Equity Income Fund                                         11
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select Large Cap Equity Fund                                      14
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select Large Cap Growth Fund                                      17
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select New Growth
    Opportunities Fund                                                        20
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select Small Cap Value Fund                                       23
  Fund Commentary
--------------------------------------------------------------------------------
Chase Vista Select International Equity Fund                                  26
  Fund Commentary
--------------------------------------------------------------------------------
Portfolios of Investments                                                     29
--------------------------------------------------------------------------------
Financial Statements                                                          63
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 73
--------------------------------------------------------------------------------
Financial Highlights                                                          83


Highlights

o  U.S. large-cap equities provided positive returns in a difficult year.

o  Mid- and small-cap equities staged a quiet bull market.

o Treasury bonds posted gains as economic growth slowed from high levels and CPI inflation appeared under control.

       |-----------------------|-----------------------------------------|
       |      NOT FDIC INSURED |  May lose value / No bank guarantee     |
       |-----------------------|-----------------------------------------|
       Chase Vista Funds are distributed by Vista Fund Distributors, Inc.

--------------------------------------------------------------------------------
CHASE VISTA SELECT FUNDS
--------------------------------------------------------------------------------

Chairman's Letter
                                                                December 4, 2000

Dear Shareholder:

We are pleased to present this annual report for the Chase Vista Select Funds for the year ended October 31, 2000.

Technology Roller-Coaster Dominates Stock Markets

While the U.S. economy remained healthy throughout the period, large-cap U.S. equities posted their lowest return for several years. The S&P 500 Index rose 6.08%, which compares with average returns of more than 20% in each of the previous five years. In the closing months of 1999, it appeared that this would be a period of strong returns. Technology stocks staged a magnificent rally, as New Economy euphoria gripped the stock market. The Internet appeared about to revolutionize commerce, and the large U.S. networking and semiconductor companies soared to new highs.

The rally continued through the early months of 2000, only to falter in the spring when dot-com businesses began to experience cash flow difficulties. In the months that followed, one technology stock after another came crashing to earth. The final setback came in the fall, when a number of companies warned that third-quarter profits would not meet expectations. The technology correction happened against a background of uncertainty regarding U.S. rates. During the summer there were concerns regarding whether Federal Reserve Board rates rises had succeeded in dampening runaway economic growth. Once it became clear during the late summer that growth was slowing, worries began to emerge regarding the effect on corporate profits.

But mid- and small-caps bucked the trend and quietly marched to new highs. The S&P MidCap 400 Index climbed 31.65% in the year, while the S&P SmallCap 600 Index gained 25.26%. Both groups were driven by buoyant earnings growth. Indeed, their earnings growth rates exceeded those of large caps for the first time in many years.

U.S. Treasury bonds, too, had a strong year. Following the three Fed rate rises in the 12 months--in February, March and May--evidence that the U.S. economy was indeed slowing fuelled a rally, particularly in longer dated maturities. Weak spots were corporate and mortgage bonds, where credit concerns undermined prices.

Promising Opportunities

Against a background of stock price volatility, there are now a number of large companies with promising growth rates trading at attractive valuations. Additionally, mid- and small-caps are expected to continue to report strong earnings. Subdued inflation should remove the need for further Fed rate rises, underpinning both equity and bond markets.

All of us at Chase thank you for your investment and look forward to helping you achieve your financial goals for many years to come.

Sincerely yours,

/s/ Fergus Reid

Fergus Reid
Chairman

--------------------------------------------------------------------------------
CHASE VISTA SELECT SHORT-TERM BOND FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Short-Term Bond Fund, which seeks current income by investing in a portfolio of short-term investment grade fixed income securities, had a total return of 5.26% for the year ended October 31, 2000. This compares to a return of 6.13% for its industry benchmark, the Lehman 1-3 Year Government U.S. Bond Index.

How the Fund Was Managed

Early in the reporting year, the management team took several steps to improve the Fund's yield and total return profile over a one-year interval. First, given relative narrow quality spreads, the team sold off a portion of the portfolio's lower-rated investment grade corporate securities and traded into higher-rated investment grade corporates. Second, it sold off lower-yielding agency securities and traded into higher-yielding, higher-quality corporates. Finally, it sold off asset-backed securities and exchanged into corporate securities with better total return potential.

In early 2000, the effects of the Treasury buy back program had a negative impact on corporate and agency securities relative to Treasuries, and this caused the Fund to underperform. However, maintaining its discipline, the Fund took advantage of the subsequent rise in yield spreads between government agency and Treasury securities (which were at several-year highs) to add to its agency security positions. While the focus on non-Treasury securities was negative in the late spring months, it helped subsequently, as did an adjustment to a more neutral duration.

In the late summer, the management team shifted additional assets into the asset-backed sector given the belief that historically high spreads offered the opportunity to add value over the next year. After a rally in the 2-year portion of the yield curve, the management team ended the reporting period neutral to slightly long its benchmark and maintained an overweight position in high-quality non-Treasury instruments.

Looking Ahead

In the management team's view, the Federal Reserve Board is likely to retain an unchanged monetary policy for the remainder of 2000. However, the team expects a change in the Fed's risk propensity, which has been weighted toward heightened inflation pressures, in light of slackening economic growth, declining equity values, developing weakness abroad, a strong dollar and still-subdued inflation outside the energy sector. Indeed, should economic growth continue on its currently more moderate non-inflationary path, labor markets would become less taut and inflation pressures would soon subside, which would pave the way for a Fed easing move as early as 2001.

CHASE VISTA SELECT SHORT-TERM BOND FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                              1 Year       5 Years       10 Years
-----------------------------------------------------------------
 Select Short-Term Bond       5.26%        5.06%         6.01%
-----------------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]


               Chase Visa Select       Lehman 1-3 Year U.S.      Lipper Short-Term Investment
             Short-Term Bond Fund     Government Bond Index         Grade Debt Funds Index
10/31/90           10,000.00                10,000.00                      10,000.00
10/31/91           11,211.55                11,123.60                      11,140.23
10/31/92           12,202.43                12,027.63                      12,030.20
10/31/93           13,008.86                12,722.13                      12,965.92
10/31/94           13,141.62                12,869.25                      13,090.61
10/31/95           14,010.66                14,006.12                      14,181.68
10/31/96           14,849.94                14,843.29                      14,964.64
10/31/97           15,523.21                15,804.54                      15,948.18
10/31/98           16,492.94                17,013.79                      16,893.88
10/31/99           17,038.68                17,519.24                      17,450.27
10/31/00              17,927                   18,594                         18,476

[END MOUNTAIN CHART]


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Lehman 1-3 Year U.S. Government Bond Fund Index consists of all bonds covered by the Government Bond Index with maturities of one to three years. The Lipper Short-Term Investment Grade Debt Funds Index represents the performance of the 30 largest short-term, investment-grade debt mutual funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERMEDIATE BOND FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Intermediate Bond Fund, which seeks to provide a high level of current income through a portfolio of investment-grade Treasury, corporate and mortgage-backed securities, had a total return of 5.61% for the year ended October 31, 2000. This compares to a total return of 6.46% for the Lehman Intermediate Government/Credit Index.

How the Fund Was Managed

As the reporting period began, the Fund was well positioned for the rising-interest rate environment as the management team allowed portfolio duration (and hence, its sensitivity to changes in interest rates) to shorten to below that of its peer group before making a strategic reduction in December. Additionally, the Fund's exposure to corporate bonds and 20-year Treasuries was positive as the fundamentals of a strong economy favored these issues over longer-dated Treasuries.

But technical factors overtook fundamentals in February 2000 with the U.S. Treasury Department's announcement that it would begin a program to buy back longer-dated Treasury bonds. This led to a tremendous increase in demand for 30-year Treasuries, which would typically underperform with an aggressively tightening Federal Reserve Board, and an inversion in the yield curve. As this occurred, the Fund's short-to-neutral duration and underweighting of Treasuries led to a short period of underperformance. However, the negative effects were mitigated by the Fund's yield curve strategy and hedged exposure to the short end of the yield curve.

The Fund's barbell yield curve strategy, which focused on the short and long ends of the yield curve and avoided the middle, was a strong positive performance factor throughout much of the spring and summer months. The management team reversed this strategy in August, taking a more neutral stance by purchasing more securities in the belly of the curve. The resulting extension of duration proved positive as interest rates declined over the remainder of the reporting period, especially in the middle of the curve.

Looking Ahead

While valuations in the corporate bond sector were fairly attractive as the year ended, the Fund was focused on higher-quality non-cyclical credits given the tougher economic backdrop. In the management team's view, the Federal Reserve Board is likely to retain an unchanged monetary policy for the remainder of 2000. However, the team expects a change in the Fed's risk propensity, which has been weighted toward heightened inflation pressures, in light of slackening economic growth, declining equity values, developing weakness abroad, a strong dollar and still-subdued inflation outside the energy sector. Indeed, should economic growth continue on its currently more moderate non-inflationary path, labor markets would become less taut and inflation pressures would soon subside, which would pave the way for a Fed easing move as early as 2001.

CHASE VISTA SELECT INTERMEDIATE BOND FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                          1 Year       5 Years       10 Years
-------------------------------------------------------------
 Select Intermediate
  Bond                    5.61%        5.08%         6.97%
-------------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                     Chase Visa Select           Lehman Intermediate        Lipper Intermediate Investment
                  Intermediate Bond Fund       Government/Credit Index          Grade Debt Funds Index
10/31/90                 10,000.00                    10,000.00                        10,000.00
10/31/91                 11,477.03                    11,382.11                        11,474.44
10/31/92                 12,612.89                    12,520.15                        12,660.91
10/31/93                 14,181.82                    13,766.42                        14,137.50
10/31/94                 13,348.28                    13,500.45                        13,610.77
10/31/95                 15,314.27                    15,190.43                        15,534.36
10/31/96                 16,017.53                    16,073.78                        16,390.63
10/31/97                 17,138.96                    17,276.75                        17,764.37
10/31/98                 18,506.99                    18,914.37                        19,215.13
10/31/99                 18,567.77                    19,084.68                        19,271.63
10/31/00                    19,608                       20,313                           20,491

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Lehman Intermediate Gov't/Credit Index consists of the government and corporate indices, which includes bonds with 5-10 year maturities, including U.S. Government Treasury and agency securities, and corporate and Yankee Bonds. The Lipper Intermediate Investment Grade Debt Funds Index represents the performance of the 30 largest intermediate investment grade debt mutual funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT BOND FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Bond Fund, which seeks to provide a high level of current income through a portfolio of investment-grade Treasury, corporate and mortgage-backed securities, had a total return of 5.50% for the year ended October 31, 2000. This compares to a total return of 7.30% for the Lehman Aggregate Bond Index.

How the Fund Was Managed

As the reporting period began, the Fund was well positioned for the rising-interest rate environment as the management team allowed portfolio duration (and hence, its sensitivity to changes in interest rates) to shorten to below that of its peer group before making a strategic reduction in December. Additionally, the Fund's exposure to corporate bonds and 20-year Treasuries was positive as the fundamentals of a strong economy favored these issues over longer-dated Treasuries.

But technical factors overtook fundamentals in February 2000 with the U.S. Treasury Department's announcement that it would begin a program to buy back longer-dated Treasury bonds. This led to a tremendous increase in demand for 30-year Treasuries, which would typically underperform with an aggressively tightening Federal Reserve Board, and an inversion in the yield curve. As this occurred, the Fund's short-to-neutral duration and underweighting of Treasuries led to a short period of underperformance. However, the negative effects were mitigated by the Fund's yield curve strategy and hedged exposure to the short end of the yield curve.

The Fund's barbell yield curve strategy, which focused on the short and long ends of the yield curve and avoided the middle, was a strong positive performance factor throughout much of the spring and summer months. The management team reversed this strategy in August, taking a more neutral stance by purchasing more securities in the belly of the curve. The resulting extension of duration proved positive as interest rates declined over the remainder of the reporting period, especially in the middle of the curve.

Looking Ahead

While valuations in the corporate bond sector were fairly attractive as the year ended, the Fund was focused on higher-quality non-cyclical credits given the tougher economic backdrop. In the management team's view, the Federal Reserve Board is likely to retain an unchanged monetary policy for the remainder of 2000. However, the team expects a change in the Fed's risk propensity, which has been weighted toward heightened inflation pressures, in light of slackening economic growth, declining equity values, developing weakness abroad, a strong dollar and still-subdued inflation outside the energy sector. Indeed, should economic growth continue on its currently more moderate non-inflationary path, labor markets would become less taut and inflation pressures would soon subside, which would pave the way for a Fed easing move as early as 2001.

CHASE VISTA SELECT BOND FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                   1 Year       5 Years       10 Years
------------------------------------------------------
 Select Bond       5.50%        5.50%         7.53%
------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                   Chase Visa Select     Lehman Aggregate          Lipper Corporate Debt
                       Bond Fund            Bond Index              A-Rated Funds Index
10/31/90               10,000.00            10,000.00                    10,000.00
10/31/91               11,560.91            11,580.65                    11,609.62
10/31/92               12,649.11            12,720.55                    12,805.50
10/31/93               14,352.86            14,278.05                    14,609.19
10/31/94               13,752.07            13,753.30                    13,753.73
10/31/95               15,815.10            15,906.09                    15,879.12
10/31/96               16,699.49            16,833.82                    16,640.95
10/31/97               18,067.17            18,332.95                    18.047.07
10/31/98               19,591.82            20,042.20                    19,436.51
10/31/99               19,590.71            20,145.72                    19,256.81
10/31/00                  20,668               21,616                       20,304

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce performance.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The Lehman Aggregate Bond Index consists of the Lehman Gov't./Credit Index and the Mortgage-backed Securities Index. The Lipper Corporate Debt A-Rated Funds Index represents the performance of the 30 largest corporate debt A-rated or better funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT BALANCED FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Balanced Fund, which invests in a blend of large U.S. stocks and bonds and seeks relatively stable returns, rose 5.34% in the year ended October 31, 2000. This compares with the 6.08% from the S&P 500 Index.

How the Fund Was Managed

Extraordinary volatility in technology stocks buffeted the Fund during the 12 months to end October. A common belief that technology and the Internet would transform the world economy drove an enormous rally in the end of 1999/beginning of 2000. But in the early spring, dot-coms started to reduce staff and technology stock prices started to fall. After reaching a peak in March, the Fund fell back with the technology stocks that form almost a third of its S&P 500 Index benchmark.

Much of the Fund's underperformance of the S&P 500 Index benchmark can be attributed to this period, when a number of its growth stock holdings came under pressure. The speculative extremes reached can be seen in stock valuations. Cisco Systems, for example, the world's largest network equipment company, carried a valuation that was more than the entire S&P SmallCap 600 Index. Even given the brightest of prospects, this could not be justified. Additionally, due to the Fund's longer-term focus, core holdings such as Microsoft and Wal-Mart, with proven track records and meaningful growth prospects, were retained. Despite their short-term underperformance, management believes that these stocks should help drive the market higher during extended rallies in the future.

Stock picks from a variety of sectors were strong in the year. Technology stocks like EMC Corp., the data storage provider, and Sanmina Corp., which offers outsourced manufacturing to technology groups, performed well. In utilities, Enron Corp. and AES Corp. made gains. Elsewhere, Southwest Airlines, Walgreen Co. and American International Group were all buoyant.

Treasury bonds had a rally that was driven by sound fundamentals. Following three Federal Reserve Board rate rises in the 12 months--in February, March and May--evidence emerged late summer that the U.S. economy was indeed slowing from its unsustainably high growth rate. This fueled a rally--particularly in longer-dated maturities. Weak spots were corporate and mortgage bonds, where credit concerns undermined prices.

Looking Ahead

The manager is analyzing where future equity outperformance may come from, employing a combination of technical and fundamental analysis. Areas of interest include a number of regional phone companies and wireless phone providers. Additionally, selecting the right technology stocks will have a major impact on performance. U.S. Treasury bonds are likely to remain in a narrow trading range as CPI year-on-year inflation declines to a level of roughly 2.75%.

CHASE VISTA SELECT BALANCED FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie Chart]

Technology                                     18.4%
Financial                                      15.6%
Consumer Cyclicals                             12.5%
Morgage Backed Pass-Through Securities         11.7%
Health Care                                     7.2%
Utilities                                       6.8%
Capital Goods                                   6.2%
Cash Equivalents & Short Term Paper             6.0%
U.S. Treasury Securities                        5.5%
Energy                                          4.2%
Consumer Staples                                2.3%
U.S. Government Agency Securities               2.1%
Transportation                                  1.0%

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (2.8%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. American International Group, Inc. (2.3%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. Exxon Mobil Corp. (2.1%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration of oil and gas, electric power generation and coal and minerals operations.

4. Microsoft Corp. (1.7%) Develops, manufactures, licenses, sells and supports software products.

5. Cisco Systems, Inc. (1.7%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. The Company offers a variety of products including routers, LAN switches, frame relay/ATM and remote access concentrators.

6. American Express Co. (1.7%) Through its subsidiaries, the Company provides travel-related, financial advisory and international banking services around the world. Its products include the American Express Card, the Optima Cardand American Express Travelers Cheques.

7. Citigroup, Inc. (1.6%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

8. Pfizer, Inc. (1.6%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

9. Intel Corp. (1.5%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communication products, systems management software, conferencing products and digital imaging products.

10. Wal-Mart Stores, Inc. (1.4%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

Top 10 equity holdings comprised 18.4% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT BALANCED FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                       1 Year       5 Years       10 Years
----------------------------------------------------------
 Select Balanced       5.34%        12.64%        12.08%
----------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                Chase Visa Select     S&P 500 Index     Lehman Aggregate       Lipper Balanced
                  Balanced Fund                            Bond Index            Funds Index
10/31/1990          10,000.00           10,000.00          10,000.00              10,000.00
10/31/1991          12,171.92           13,340.87          11,580.65              12,818.55
10/31/1992          13,433.26           14,667.72          12,720.55              13,968.41
10/31/1993          14,880.98           16,856.91          14,278.05              16,213.14
10/31/1994          14,289.42           17,507.35          13,753.30              16,114.72
10/31/1995          17,248.70           22,128.43          15,906.09              18,948.04
10/31/1996          19,276.77           27,451.80          16,833.82              21,697.64
10/31/1997          22,934.05           36,257.45          18,332.95              26,092.59
10/31/1998          26,209.45           44,235.23          20,042.20              28,900.65
10/31/1999          29,694.03           55,585.49          20,145.72              32,533.76
10/31/2000             31,277              58,967             21,616                 35,106

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lehman Aggregate Bond Index consists of the Lehman Gov't./Credit Index and the Mortgage-backed Securities Index. The Lipper Balanced Funds Index represents the performance of the 30 largest balanced funds. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT EQUITY INCOME FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Equity Income Fund, which invests in the income-oriented stocks of large U.S. companies seeking capital growth and a yield higher than the S&P 500 Index, had a return of 6.35% for the year ended October 31, 2000. This compares with the 6.08% return of the S&P 500 Index.

How the Fund Was Managed

Regulation proved the dominant theme for this Fund in the 12-month period. In sectors like financials and utilities, the deregulation of the past few years proved a positive force and boosted stock prices. In telecommunications, however, the increased competition unleashed by deregulation damaged the stocks of long distance companies.

Financial stocks proved particularly strong contributors to performance, following the dismantling in late 1999 of the Depression era Glass-Steagall Act that had kept securities broking and commercial banking businesses separate. The move unleashed a wave of M&A activity as many financial institutions found it more effective to buy "scale" than to build it. This allowed the entire sector to be priced at close to its true value. Names like American International Group, Morgan Stanley Dean Witter and Citigroup performed well for the Fund.

Two of the more aggressive utilities companies--Duke Power and Enron-- also moved higher. These companies have diversified enthusiastically into growth areas of the utilities industry since deregulation. Enron has been particularly successful, not only in power generation, but also in businesses like broadband telecommunications.

Conversely, deregulation has led stock market investors to view long distance telecommunications as a commodity type business where prices will come under continuous pressure. Stock prices of a couple of holdings--
Worldcom and AT&T--fell by more than 50% during the year, as they fell from premium prices to a discount.

Healthcare stocks recovered from low levels as regulation threatening to bring down the prices of prescription drugs failed to materialize. Abbott Laboratories, Eli Lilly, Pfizer and Pharmacia made strong gains.

Elsewhere, performance was varied. Software stock Oracle was the best performer. Basic materials names like International Paper and DuPont were poor performers.

Looking Ahead

Investors' attention is shifting from technology stocks to those companies that may benefit from technology. Many companies that will reap considerable productivity rewards from investments in new systems and other technology applications are trading at reasonable valuations.

CHASE VISTA SELECT EQUITY INCOME FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie Chart]

Technology                                     18.6%
Financial                                      17.7%
Health Care                                    14.1%
Utilities                                      13.8%
Consumer Cyclicals                              8.5%
Capital Goods                                   7.6%
Consumer Staples                                6.3%
Energy                                          6.2%
Cash Equivalents & Short Term Paper             4.9%
Basic Materials                                 2.3%

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (4.5%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. American International Group, Inc. (4.0%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in United States and overseas.

3. Citigroup, Inc. (3.6%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking and cash management products and services around the world.

4. Intel Corp. (3.4%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communication products, systems management software, conferencing products and digital imaging products.

5. SBC Communications, Inc. (3.3%)   Provides communications services in the
United States and in other countries. The Company provides local and long-distance phone service, wireless and data communications, paging, Internet access, messaging, cable and satellite television, security services and telecommunications equipment.

6. International Business Machines Corp. (3.2%) Provides technologies, systems, products, services, software and financing. The Company offers its products through its global sales and distribution organization, as well as through a variety of third party distributors and resellers.

7. Verizon Communications (2.8%) Provides wireline voice and data services, wireless services, Internet services and published directory information. The Company also provides network services for the federal government including business phone lines, data services, telecommunications equipment and payphones. Verizon has operations worldwide.

8. Microsoft Corp. (2.7%) Develops, manufactures, licenses, sells and supports software products.

9. Oracle Corp. (2.7%) Supplies software for enterprise information management. The Company offers databases and relational servers, application development and decision support tools and enterprise business applications

10. Sysco Corp (2.6%) Markets and distributes foodservice products. The Company provides food and related products and services to restaurants, healthcare and educational facilities, lodging establishments and other foodservice customers. The Company distributes its products throughout the entire continental United States, as well as portion of Alaska and Canada.

Top 10 equity holdings comprised 32.8% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT EQUITY INCOME FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                            1 Year       5 Years       10 Years
---------------------------------------------------------------
 Select Equity Income       6.35%        14.71%        15.65%
---------------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                Chase Vista Select                                 Lipper Equity Income
                Equity Income Fund       S&P 500 Index                  Funds Index
10/31/90             10,000.00             10,000.00                     10,000.00
10/31/91             13,288.30             13,340.87                     13,031.78
10/31/92             14,672.25             14,667.72                     14,343.07
10/31/93             18,068.64             16,856.91                     17,198.57
10/31/94             17,845.11             17,507.35                     17,568.57
10/31/95             21,561.31             22,128.43                     20,721.51
10/31/96             26,449.99             27,451.80                     24,857.55
10/31/97             34,580.59             36,257.45                     31,409.45
10/31/98             37,216.28             44,235.23                     34,715.35
10/31/99             40,260.57             55,585.49                     38,405.68
10/31/00                42,812                58,967                        41,007

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Equity Income Funds Index represents the 30 largest funds that invest in equity income stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT LARGE CAP EQUITY FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Large Cap Equity Fund, which seeks to provide capital growth by investing in large-cap common stocks, had a total return of 6.13% for the year ended October 31, 2000. This compares with the 6.08% return from the S&P 500 Index.

How the Fund Was Managed

Extraordinary volatility in technology stocks buffeted the Fund during the 12 months ended October. A common belief that technology and the Internet would transform the world economy with almost immediate effect drove an enormous rally in the last few months of 1999 and beginning of 2000. But in the early spring, dot-coms started to reduce their staff and technology stock prices started to fall

The extent of the speculative frenzy can be seen in the valuations that many stocks reached. Cisco Systems, for example, is the world's largest network equipment company and a certain beneficiary of the rush to build more telecommunications and Internet infrastructure. But Cisco's stock market valuation was more than that of the entire S&P SmallCap 600 Index. Even given the brightest of prospects, this valuation could not be justified. The extent of the speculative frenzy can be seen in the valuations that many stocks reached.

After reaching a peak in March, the Fund fell back with the technology stocks that form almost a third of its S&P 500 Index benchmark. Large caps' woes were compounded in the autumn when companies as diverse as Intel and Home Depot announced third quarter profit warnings. Much of the Fund's underperformance can be attributed to the post-March period, when a number of its growth stock holdings came under pressure. Additionally, due to the Fund's longer-term focus, core holdings such as Microsoft and Wal-Mart, with proven track records and meaningful growth prospects, were retained. Despite their short-term underperformance, management believes that such stocks should help drive the market higher during extended rallies in the future.

Stock picks from a wide variety of sectors were solid in the year. Technology stocks like EMC Corp., the data storage provider, and Sanmina Corp., which offers outsourced manufacturing to technology groups, performed well. In utilities, Enron Corp. and AES Corp. made gains. Elsewhere, Southwest Airlines, Walgreen Co. and American International Group were all buoyant names.

Looking Ahead

The manager is analyzing where future outperformance will come from, employing a combination of technical and fundamental analysis. Some of the telecom service companies have fallen sharply in the past year and appear ready to rally. These include a number of regional phone companies and wireless phone providers. Additionally, selecting the right technology stocks will have a major impact on future performance. Technology names will be identified on a stock-by-stock basis.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie Chart]

Technology                                     27.8%
Financial                                      15.8%
Consumer Cyclicals                             13.2%
Health Care                                    12.2%
Utilities                                       8.4%
Capital Goods                                   6.5%
Energy                                          6.0%
Consumer Staples                                3.9%
Cash Equivalents & Short Term Paper             3.8%
Transportation                                  1.6%
Basic Materials                                 0.8%

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. General Electric Co. (4.8%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

2. American International Group, Inc. (3.9%) Writes property, casualty and life insurance and provides a variety of insurance and insurance-related services through its subsidiaries in the United States and overseas.

3. Exxon Mobil Corp. (3.5%) Operates petroleum and petrochemicals businesses on a worldwide basis. Operations include exploration and production of oil and gas, electric power generation and coal and minerals operations. Also manufactures and markets fuels, lubes and chemicals.

4. Microsoft Corp. (2.9%) Develops, manufactures, licenses, sells and supports software products.

5. Cisco Systems, Inc. (2.8%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. The Company offers a variety of products including routers, LAN switches, frame relay/ATM and remote access concentrators.

6. American Express Co. (2.8%), Through its subsidiaries, the Company provides travel-related, financial advisoryand international banking services around the world. Its products include the American Express Card, the Optima Cardand American Express Travelers Cheques.

7. Citigroup, Inc. (2.7%) A diversified financial services holding company that provides investment banking, retail brokerage, corporate banking, cash management products and services around the world.

8. Pfizer, Inc. (2.7%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

9. Intel Corp. (2.5%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communication products, systems management software, conferencing products and digital imaging products.

10. Wal-Mart Stores, Inc. (2.3%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

Top 10 equity holdings comprised 30.9% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                       1 Year       5 Years       10 Years
----------------------------------------------------------
 Select Large Cap
  Equity               6.13%        18.98%        16.55%
----------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                    Chase Vista Select                                       Lipper Large-Cap
                  Large Cap Equity Fund              S&P 500 Index              Core Index
10/31/90                10,000.00                      10,000.00                 10,000.00
10/31/91                13,156.02                      13,340.87                 13,396.15
10/31/92                14,280.08                      14,667.72                 14,570.78
10/31/93                15,846.66                      16,856.91                 16,999.43
10/31/94                16,318.66                      17,507.35                 17,384.34
10/31/95                19,406.60                      22,128.43                 21,147.13
10/31/96                23,586.31                      27,451.80                 25,569.51
10/31/97                31,094.97                      36,257.45                 32,851.24
10/31/98                36,249.63                      44,235.23                 38,807.02
10/31/99                43,630.44                      55,585.49                 47,896.03
10/31/00                   46,263                         58,967                    52,507

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500 Index is a broad-based index that replicates the U.S. stock market. The Lipper Large-Cap Core Funds Index represents the performance of the 30 largest funds that invest in a blend of both value and growth large-cap stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT LARGE CAP GROWTH FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Large Cap Growth Fund, which seeks to provide capital growth by investing in large cap growth stocks, had a total return of -0.91% for the year ended October 31, 2000. This compares with a rise of 2.07% from the S&P 500/BARRA Growth Index.

How the Fund Was Managed

Extraordinary volatility in technology stocks buffeted the Fund during the 12 months to end October. A common belief that technology and the Internet would transform the world economy with almost immediate effect drove an enormous rally in the last few months of 1999 and beginning of 2000. But in the early spring, dot-coms started reduce their staff and technology stock prices started to fall.

The extent of the speculative frenzy can be seen in the valuations that many stocks reached. Cisco Systems, for example, is the world's largest network equipment company and a certain beneficiary of the rush to build more telecommunications and Internet infrastructure. But Cisco's stock market valuation was more than that of the entire S&P SmallCap 600 Index. Even given the brightest of prospects, this valuation was extreme.

After reaching a peak in March, the Fund fell back with the technology stocks that form much of its benchmark index. Large caps' woes were compounded in the autumn when companies as diverse as Intel and Home Depot announced third quarter profit warnings. Much of the Fund's underperformance of the benchmark can be attributed to this period, when a number of its high growth names came under pressure.

In particular, it suffered from falls in information technology and telecommunications services. Microsoft came under pressure following the Justice department's antitrust ruling. And Lucent Technologies fell sharply, as did long-distance telecom groups AT&T and Sprint.

Even so, some stock picks in these sectors performed well. Data storage provider EMC Corp was the strongest contributor. Novellus Systems was another buoyant technology stock, and biotechnology company Amgen also did well. In financial services, Merrill Lynch and Charles Schwab recorded gains.

Looking Ahead

The manager is analyzing where future outperformance may come from, employing a combination of technical and fundamental analysis. Selecting the technology stocks that will prosper is key to future performance. These stocks form the most significant part of the benchmark index, and so the manager is seeking the companies with the enabling technologies of the future. Biotechnology is also a focus.

CHASE VISTA SELECT LARGE CAP GROWTH FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie Chart]

Technology                                     44.8%
Health Care                                    19.6%
Consumer Cyclicals                             15.3%
Capital Goods                                   7.8%
Financial                                       7.4%
Consumer Staples                                3.1%
Cash Equivalents & Short Term Paper             1.3%
Utilities                                       0.7%

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. EMC Corp. (6.7%) Provides enterprise storage systems, software, networks and services.

2. General Electric Co. (6.5%) Develops, manufactures and markets products for the generation, distribution and utilization of electricity. Through General Electric Capital Services, Inc., offers a variety of financial services including mutual fund management, financing, asset management and insurance. It also owns the National Broadcasting Company.

3. Cisco Systems, Inc. (5.4%) Supplies data networking products to the corporate enterprise and public wide area service provider markets. The Company offers a variety of products including routers, LAN switches, frame relay/ATM and remote access concentrators.

4. Intel Corp. (4.7%) Designs, manufactures and sells computer components and related products. Major products include microprocessors, chipsets, embedded processors and microcontrollers, flash memory products, graphics products, network and communication products, systems management software, conferencing products and digital imaging products.

5. Pfizer, Inc. (4.7%) A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. Its products include prescription pharmaceuticals, non-prescription self-medications and animal health products.

6. Microsoft Corp. (3.5%) Develops, manufactures, licenses, sells and supports software products

7. Amgen, Inc. (3.3%) Discovers, develops, manufactures and markets human therapeutics based on cellular and molecular biology. It focuses its research on secreted protein and small molecule therapeutics.

8. Wal-Mart Stores Inc. (3.2%) Operates discount stores and Supercenters as well as Sam's Clubs which offer merchandise such as apparel, housewares, small appliances, electronics and hardware.

9. Novellus Sysems, Inc., (3.2%) Manufactures, markets and services advanced automated wafer fabrication systems for the deposition of thin films.

10. Applied Materials, Inc., (3.1%) Develops, manufactures, markets and services semiconductor wafer fabrication equipment and related spare parts for the worldwide semiconductor industry.

Top 10 equity holdings comprised 44.3% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT LARGE CAP GROWTH FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                     1 Year        5 Years       10 Years
---------------------------------------------------------
 Select Large Cap
  Growth              -0.91%       22.10%        18.90%
---------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                    Chase Vista Large            S&P/BARRA 500          Lipper Large-Cap
                     Cap Growth Fund             Growth Index             Growth Index
10/31/90                10,000.00                 10,000.00                 10,000.00
10/31/91                12,857.50                 13,617.25                 14,029.82
10/31/92                14,681.27                 15,188.91                 15,174.27
10/31/93                15,839.64                 16,073.14                 17,727.37
10/31/94                16,497.35                 16,952.55                 18,301.51
10/31/95                20,812.96                 21,990.35                 23,227.90
10/31/96                23,953.91                 27,207.18                 27,836.00
10/31/97                31,579.03                 36,543.26                 35,594.13
10/31/98                40,774.20                 48,192.19                 42,427.16
10/31/99                56,994.54                 63,415.26                 58,190.42
10/31/00                   56,483                    64,759                    63,328

[END MOUNTAIN CHART

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P 500/BARRA Growth Index contains large U.S. companies with high price-to-book ratios relative to the S&P 500. The Lipper Large-Cap Growth Funds Index represents the performance of the 30 largest funds that invest in large-cap growth stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select New Growth Opportunities Fund, which seeks capital gains from a portfolio of mid-cap stocks, rose 30.94% for the year ended October 31, 2000. This compares with the 31.65% return from the S&P MidCap 400 Index.

How the Fund Was Managed

Mid-cap equities proved the place to be in the 12-month period as their low valuations and relative earnings growth overtook that of larger companies. Mid-cap stock prices demonstrated a strong performance both in absolute terms, and relative to large caps.

While many of the gains occurred during the late 1999/early 2000 technology-inspired rally, price rises continued later in the year when large caps ran out of steam. Mid-cap stocks were squeezed higher both as large-cap fund managers sought diversification, and as small-cap managers looked to place fund inflows in liquid mid-cap stocks.

A change in the S&P MidCap 400 Index benchmark in early spring enabled the Fund to better weather many of the price falls in technology stocks. Many of the bigger technology index constituents were promoted to the large cap S&P 500 Index. When the technology correction began in March/
April, the Fund had already sold or trimmed many technology stocks to better watch the benchmark weighting.

The technology correction compromised some of the Fund's returns relative to the benchmark. Despite the difficult period, some areas of technology still contributed to returns. Semiconductor companies benefited as the increasing need for the telecommunications equipment and infrastructure increased demand for chips. This boosted earnings of chip manufacturers like Atmel and Vitesse. Another beneficiary was semi-conductor service company KLA-Tencor.

In pharmaceuticals, a number of the portfolio's stocks performed well. King Pharmaceuticals rose following success for heart drug Altace, and its Jones Pharma merger. Forest Laboratories moved higher with upbeat sales of Celexa, a new generation anti-depressant drug. Biovail also did well in anticipation of buoyant generic drugs earnings.

Rising energy prices boosted exploration and production companies like Anadarko Petroleum. Additionally, energy service companies Cooper Cameron and Global Marine moved higher.

Looking Ahead

Outstanding earnings growth should continue to drive mid-caps. Mid cap earnings are forecast to grow faster than those of large cap companies, and yet mid caps continue to trade on significantly lower valuations. This should lead to long-term outperformance.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie Chart]

Technology                                     20.7%
Consumer Cyclicals                             18.1%
Health Care                                    16.2%
Energy                                         11.6%
Financial                                      11.4%
Cash Equivalents & Short Term Paper             5.9%
Utilities                                       5.6%
Capital Goods                                   3.9%
Basic Materials                                 3.2%
Consumer Staples                                1.2%
Real Estate                                     1.2%

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. Anadarko Petroleum Corp. (3.4%) An independent oil and gas exploration and production company. The Company explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and in Alaska. It also owns and operates gas gathering systems in its United States core producing areas. The Company develops crude oil reserves in Algeria.

2. PerkinElmer, Inc. (2.7%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.

3. Biovail Corp. International (Canada) (2.5%) An international, fully-integrated pharmaceutical company that develops, tests and manufactures drugs. The Company utilizes controlled-release, rapid dissolve, enhanced absorption and taste masking technologies. Biovail markets its products directly in Canada and through strategic licensing partners internationally.

4. Rational Software Corp. (2.3%) Develops and markets a variety of software development tools, services and software engineering best practices. The Company's products and services help organizations develop and deploy Web, e-business, enterprise-wide, technical and embedded software.

5. Forest Laboratories Inc., Class A (2.1%) Develops, manufactures and sells both branded and generic forms of ethical products which require a physician's prescription. The Company also manufactures non-prescription pharmaceutical products sold over-the-counter, which are used for the treatment of a wide range of illnesses. Forest's products are marketed in the United States and eastern Europe.

6. Health Management Associates, Inc. Class A (2.0%) Operates general acute care hospitals in rural communities located primarily in the southeastern and southwestern United States. The Company's facilities offer a wide range of medical and surgical services.

7. Ace LTD (Bermuda) (2.0%) Is the holding company for the Ace Group of Companies, a property and casualty insurance business. The Group provides a diversified range of products and services to clients through operations in countries around the world. Ace provides specialty insurance and reinsurance products such as agri-business, information technology, marine and property catastrophe insurance.

8. Concord EFS, Inc. (2.0%) Provides electronics transaction authorization, processing settlement and funds transfer services across the United States. The Company provides merchant card services, as well as automated teller machine services. Concord markets its services to supermarket chains, financial institutions, petroleum and convenience stores, the trucking industry and other retailers.

9. Brinker International, Inc. (1.8%) Operates, develops and franchises Chili's Grill & Bar, Romano's Macaroni Grill, On the Border Mexican Cafe, Cozymel's Coastal Mexican Grill, Maggiano's Little Italy and Corner Bakery Cafe restaurant concepts. The Company is also involved in the operation and development of the Eatzi's Market and Bakery, Big Bowl and Wildfire concepts.

10. APW LTD. (1.8%) Provides design services and manufacturing of integrated electronic enclosure systems to original equipment manufacturers. The Company provides enclosures, power supplies, thermal management systems, backplanes and cabling either as stand alone products or as an integrated custom system provided with product design, supply chain management and assembly and test services.

Top 10 equity holdings comprised 22.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                        1 Year        5 Years       10 Years
------------------------------------------------------------
 Select New Growth
  Opportunities         30.94%        16.49%        18.72%
------------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                      Chase Visa Select New            S&P MidCap            Lipper Mid-Cap Growth
                   Growth Opportunities Fund           400 Index                  Funds Index
10/31/90                    10,000.00                  10,000.00                   10,000.00
10/31/91                    15,656.02                  16,110.55                   17,003.91
10/31/92                    16,738.93                  17,851.91                   17,766.96
10/31/93                    22,008.56                  21,694.86                   22,282.47
10/31/94                    22,236.80                  22,210.96                   22,876.55
10/31/95                    25,932.85                  26,922.49                   30,005.27
10/31/96                    28,920.00                  31,593.26                   35,055.42
10/31/97                    33,006.47                  41,913.94                   39,436.48
10/31/98                    32,774.90                  44,726.69                   36,869.73
10/31/99                    42,493.41                  54,152.16                   57,193.66
10/31/00                       55,618                     71,353                      76,938

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Lipper Mid-Cap Growth Funds Index represents the performance of the 30 largest funds that invest in mid-cap growth stocks. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT SMALL CAP VALUE FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select Small Cap Value Fund, which seeks to provide capital growth by investing in small-cap common stocks, had a total return of 30.16% in the year ended October 31, 2000. This compares with the 25.26% return from the S&P SmallCap 600 Index.

How the Fund Was Managed

Small cap equities staged a "stealth" bull market during the 12-month period as their earnings growth quietly overtook that of larger companies. During the first quarter of 2000, small stock earnings growth was greater than that of large companies for the first time since the mid-1990s. Small stock earnings continued to grow faster for the remainder of the year. This was reflected in small-cap stock prices, which demonstrated a strong performance both in absolute terms, and relative to large caps.

Most of the gains were generated during the rally that took place at the end of 1999/beginning of 2000. For much of the rest of the year, stocks remained in a trading range, and the Fund only touched new highs in August/September. Market participants worried about how far the Federal Reserve Board would have to raise interest rates in order to slow the runaway U.S. economy. Additionally, technology stocks fell back from inflated valuations.

The manager's decision to cut back technology holdings in the spring proved timely. Following strong performance, many stocks were trading on extended valuations.

Stocks from a variety of sectors performed well. In industrials, a number of technology-related names did well. Vishay Intertechnology was a strong performer, as was Oak Industries, which was taken over by Corning. In healthcare, Perkin Elmer, Molecular Devices, and Province Healthcare stood out. Elsewhere, Investors Financial Services and Atwood Oceanics, the energy exploration and production company, did well.

Looking Ahead

Earnings growth should continue to be the motor of performance. Small-cap earnings are forecast to grow twice as fast as those of large-cap companies and yet small-caps continue to trade on significantly lower valuations. This should lead to a long-term trend of consistent superior small cap performance. Further, a more favorable interest-rate environment will be good for small caps.

CHASE VISTA SELECT SMALL CAP VALUE FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie Chart]

Technology                                     23.7%
Health Care                                    20.2%
Consumer Cyclicals                             19.1%
Financial                                      11.9%
Cash Equivalents & Short Term Paper             5.4%
Utilities                                       5.4%
Energy                                          5.2%
Capital Goods                                   4.1%
Basic Materials                                 1.6%
Transportation                                  1.4%
Consumer Staples                                1.2%
Real Estate                                     0.8%

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. PerkinElmer, Inc. (3.4%) Provides products and systems to the medical, pharmaceutical, telecommunications, semiconductor and photographic markets located worldwide. Its products include seals and bellows, hardware and software, opto-electronics and bioanalytic and diagnostic instrument systems.

2. Province Healthcare Co. (3.1%) Provides health care services in non-urban markets in the United States. The Company owns or leases acute care hospitals in several states. Province also provides management services to primarily non-urban hospitals in the United States and Puerto Rico.

3. Avocent Corp. (2.6%) Supplies connectivity solutions for enterprise data centers, service providers and financial institutions worldwide.

4. Technitrol, Inc. (2.3%) Manufactures electronic and metallurgical components. The Company provides a variety of magenetics-based components, miniature chip inductors and modules. It also provides electrical contacts and assemblies, contact materials, thermostratic bimetals, clad metal products and precision contact subassemblies.

5. Investors Financial Services Corp. (2.2%)
Provides asset administration services for the financial services industry through its wholly owned subsidiaries. The Company provides global custody, multicurrency accounting, institutional transfer agency, performance measurement, foreign exchange, securities lending and mutual fund services.

6. BJ's Wholesale Club, Inc. (1.9%) Is a merchandise wholesale club chain. It sells brand name food and general merchandise at discounted prices through clubs in the eastern United States.

7. Catalina Marketing Corp. (1.8%) Provides a network of marketing programs to consumer goods companies. The Company's network provides purchase-based, individually customized communications and promotions that reach shoppers every week in installed supermarkets. Catalina uses incentives, loyalty programs, sampling and advertising messages.

8. Advance Paradigm, Inc. (1.8%) Provides health benefit management services. The Company provides integrated pharmacy benefit management services, including clinical programs, mail service, retail network management and claims adjudication. Advance Paradigm's health benefit management services include customized disease management programs and clinical trails and outcomes research.

9. Artesyn Technologies, Inc. (1.7%) Designs, develops, manufactures and services electronic products and systems for the communications industry. The Company's products include power conversion products for electronic equipment used in commercial and industrial applications, as well as single-board computers, systems and sub-systems for real-time applications.

10. IDEC Pharmaceuticals Corp. (1.7%) A biopharmaceutical company, researches, develops and commercializes targeted therapies for the treatment of cancer and autoimmune and inflammatory diseases. The Company's Rtuxan product treats certain B-cell NHLs. IDEC also develops products for the treatment of certain solid tumor cancers and various autoimmune diseases.

Top 10 equity holdings comprised 22.5% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT SMALL CAP VALUE FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                              1 Year        5 Years       10 Years
------------------------------------------------------------------
 Select Small Cap Value       30.16%        9.73%         16.50%
------------------------------------------------------------------

10-Year Performance (10/31/90 to 10/31/00)


[START MOUNTAIN CHART]

                       Chase Vista Select           S&P SmallCap        Lipper Small-Cap
                        Small Cap Value                  600               Value Index
10/31/90                   10,000.00                 10,000.00              10,000.00
10/31/91                   14,166.06                 15,875.19              14,636.11
10/31/92                   17,998.26                 17,718.14              16,355.48
10/31/93                   24,314.14                 23,688.19              20,704.01
10/31/94                   25,439.70                 22,876.38              21,400.71
10/31/95                   28,955.57                 27,717.77              24,083.28
10/31/96                   33,000.57                 33,388.98              28,183.53
10/31/97                   40,382.33                 44.063.38              38.440.90
10/31/98                   36,939.55                 39,191.14              33,783.15
10/31/99                   35,388.01                 46,325.08              34,538.13
10/31/00                      46,067                    58,050                 41,112

[END MOUNTAIN CHART]


Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 10/31/90, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The S&P SmallCap 600 Index includes 600 stocks of small U.S. companies chosen for market size, liquidity and industry group representation. The Lipper Small-Cap Value Funds Index represents the performance of the 30 largest funds that invest in small capitalization value stocks. Small company stocks involve more price volatility, which can lead to a higher degree of risk. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
As of October 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

How the Fund Performed

Chase Vista Select International Equity Fund had a total return of 2.71% for the year ended October 31, 2000. This compares to a return of -2.66% for its benchmark, the MSCI Europe, Australia and Far East Index (EAFE).

How the Fund Was Managed

In the first half of the reporting year, the management team took an overweight position in the technology, media and telecommunications (TMT) sectors. This proved highly beneficial to performance as these areas of the market were clearly dominant around the world. Within Europe, the Fund also benefited from a combination of well-known industry leaders as well as many smaller, lesser-known new economy names.

As valuations became extreme in some of its favorite holdings, the management team chose to pare back a bit, reducing its TMT overweight and shifting some assets from the Pacific Rim to Latin America. Additionally, the Fund's slight emphasis on Europe was reduced, leading to a more neutral regional and sector weighting in the second half of the reporting year along with a more risk-averse bias.

A change in the management team in the summer led to a new strategy, one that emphasized defensive growth names in Europe. The team continued to reduce exposure to the technology and telecommunications sectors, but they remained a drag on performance in the second half of the year, as was an underweight position in financials as investors began to look to the end of the rising interest rate cycle.

As the period came to an end, the management team eliminated the defensive bias in the European portion of the portfolio and increased its growth profile, led by larger positions in information technology hardware and software. The Fund was underweight in European telecommunications stocks and overweight banking issues. This growth bias was also evident in Japan, where the team has continued to add to holdings in companies which will benefit from an upturn in the domestic economy.

Looking Ahead

Three factors were very much on the minds of investors as the reporting period ended: the price of oil, the persistent weakness of the Euro and corporate profits, particularly in the U.S. While non-U.S. equities suffered along with the Nasdaq post-March, Europe did seem to break free of that correlation in October. A major point to remember is that profits have continued to expand overseas, helping to create more attractive valuations, especially relative to global bonds. Should the markets anticipate interest rate cuts in light of slower global growth, and should the oil crisis wane, equities could rally strongly. Moving forward, the management team continues to favor the U.K. and, to a lesser degree, continental Europe, over Japan given better growth prospects in the former.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
As of October 31, 2000 (Unaudited)

Percentage of Total Portfolio Investments


[Pie Chart]

United Kingdom                                 26.7%
Japan                                          20.0%
France                                         10.9%
Germany                                         6.7%
Italy                                           6.5%
Netherlands                                     6.5%
Switzerland                                     6.0%
Sweden                                          3.5%
Finland                                         3.5%
Australia                                       2.7%
Hong Kong                                       2.5%
Spain                                           1.7%
Other                                           1.7%
Belgium                                         1.1%

[End Pie Chart]


Top Ten Equity Holdings of the Portfolio

1. Vodafone AirTouch PLC (5.2%) Provides mobile telecommunications services. It supplies customers with digital and analogue cellular telephone, paging and mobile data and Internet services.

2. Nokia OYJ (2.6%) An international telecommunications company, which develops and manufactures mobile phones and networks and systems for cellular and fixed networks.

3. Telfonaktiebolaget LM Ericson, Class B (2.3%) Develops and produces advanced systems and products for wired and mobile communications in public and private networks. Its product line includes digital and analog systems for telephones and networks, microwave radio links, radar surveillance systems and business systems.

4. Total Fina SA, Class B (2.3%) Explores for, produces, refines, transports and markets oil and natural gas. The Company also operates a chemical division which produces rubber, paint, ink, adhesives and resins.

5. ENI-Ente Nazionale Idrocarburi SPA (2.2%) An integrated oil and gas company. The Company is based in Italy and has operations in over 70 countries. The Company explores for, distributes, refines and markets petroleum products. It also manufactures petrochemicals, such as ethylene and provides off-shore oil and gas pipelaying services.

6. Deutsche Bank AG (2.1%) Provides a broad range of banking, investment, fund management, securities, credit card, mortgage, leasing and insurance services worldwide. The Company provides its services to retail and private clients, corporations and financial institutions and multi-national conglomerates. It also offers a variety of financial consulting and advisory services.

7. AXA (2.1%) Offers life and non-life insurance, reinsurance and asset management services. The Company operates in Europe, Asia, Africa and the Americas.

8. Koninkliijke Philips Electronics NV (2.0%) Manufactures lighting, consumer electronics, multimedia devices, domestic appliances and personal care items, semiconductor, medical devices, communication systems and industrial electronics. The Company sells its products worldwide.

9. BAE Systems PLC (2.0%) Manufactures products for the military defense sector, in addition to the civil aircraft market. The Group's military products include aircraft, submarines and assorted ships, electronics, sensors and assorted ammunition and weapons systems. Their civil aircraft operations include the manufacture of various planes, jet wings and various engineering services.

10. NTT DoCoMo, Inc. (1.8%) Provides various telecommunication services including cellular phones, car phones, pagers and packet communication services.

Top 10 equity holdings comprised 24.6% of the Portfolio's market value of investments. Portfolio holdings are subject to change at any time.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
As of October 31, 2000 (Unaudited)

Average Annual Total Returns

                                                      Since Inception
                           1 Year       5 Years          (5/31/93)
---------------------------------------------------------------------
 Select International
  Equity                   2.71%        9.89%             7.45%
---------------------------------------------------------------------

Life of Fund Performance (5/31/93 to 10/31/00)


[START MOUNTAIN CHART]

                       Chase Vista Select                                     Lipper International
                   International Equity Fund         MSCI EAFE Index               Funds Index
10/31/93                   10,648.38                   10,831.07                    11,274.11
10/31/94                   10,475.17                   11,954.91                    12,571.37
10/31/95                   10,633.03                   11,947.41                    12,512.38
10/31/96                   11,835.54                   13,234.72                    14,091.43
10/31/97                   12,889.94                   13,885.05                    15,975.76
10/31/98                   13,508.11                   15,266.84                    16,717.41
10/31/99                   16,591.59                   18,836.11                    20,569.57
10/31/00                      17,045                      18,336                       21,279

[END MOUNTAIN CHART]

Source: Lipper Analytical Services. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Fund commenced operations on 1/1/97. Performance includes performance of a predecessor account for the period dating back to 5/31/93, and is adjusted to reflect historical expenses at the level indicated (absent reimbursements) in the Expense Summary for the Fund as disclosed in the Prospectus. The account was not registered with the SEC and was not subject to investment restrictions of registered mutual funds. If the account had been registered, performance may have been adversely affected. The Fund is currently waiving fees. The waiver may be terminated, which would reduce returns.

Chart illustrates comparative performance of $10,000 and assumes reinvestment of all distributions. Performance of the indices does not include sales charges, but includes reinvestment of all distributions. The MSCI EAFE Index is a replica of the world's equity markets, excluding the U.S. and Canada. The Lipper International Funds Index represents the performance of the 30 largest international stock funds. International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically or economically stable as the U.S. or other nations. Investors cannot invest directly in an index.

--------------------------------------------------------------------------------
CHASE VISTA SELECT SHORT-TERM BOND FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)         Issuer                                                         Value
-------------------------------------------------------------------------------------------
  Long-Term Investments -- 92.5%
-------------------------------------------------------------------------------------------
                  U.S. Treasury Security -- 1.8%
                  ------------------------------
  $       400     U.S. Treasury Notes, 4.63%, 12/31/00                         $   399
                  (Cost $400)
                  U.S. Government Agency Securities -- 15.5%
                  ------------------------------------------
        2,000     Federal Home Loan Bank, 7.13%, 02/15/05                        2,047
          500     Federal Home Loan Mortgage Corp., 7.38%, 05/15/03                511
        1,000     Federal National Mortgage Association, 5.75%, 04/15/03           984
                  -------------------------------------------------------------------------
                  Total U.S. Government Agency Securities                        3,542
                  (Cost $3,527)
                  -------------------------------------------------------------------------
                  Corporate Notes & Bonds -- 54.2%
                  --------------------------------
                  Automotive -- 8.8%
          600     DaimlerChrysler North America Holding Corp.
                    (Germany), MTN, 6.84%, 10/15/02                                600
          750     Ford Motor Credit Co., 7.25%, 01/15/03                           751
          650     General Motors Acceptance Corp., MTN,
                    8.25%, 02/28/02                                                661
                                                                               -------
                                                                                 2,012
                  Banking -- 13.8%
          600     Bank of America Corp., 8.38%, 03/15/02                           612
          500     Bank of New York Co., Inc., 7.63%, 07/15/02                      506
          650     Bank One Corp., 8.10%, 03/01/02                                  660
          700     First Union Corp, 8.00%, 11/15/02                                710
          700     Norwest Corp., MTN, 5.75%, 02/01/03                              682
                                                                               -------
                                                                                 3,170
                  Consumer Products -- 2.5%
          600     Colgate-Palmolive Co. MTN, 5.27%, 12/01/03                       576
                  Diversified -- 3.3%
          750     General Electric Capital Corp. MTN, 6.75%, 09/11/03              750
                  Financial Services -- 11.3%
          800     Associates Corp. of North America, 5.88%, 07/15/02               786
          500     Citigroup, Inc., MTN, 6.50%, 06/14/02                            492
          750     Household Finance Corp., MTN, FRN, 6.13%, 07/15/12               739
          555     International Lease Finance Corp., MTN, 8.16%, 02/14/02          564
                                                                               -------
                                                                                 2,581
                  Insurance -- 4.6%
          750     American General Finance Corp., 5.90%, 01/15/03                  733
          375     Conseco, Inc., MTN, 7.60%, 06/21/01                              325
                                                                               -------
                                                                                 1,058
                  Machinery & Engineering Equipment -- 2.2%
          500     Caterpillar Financial Services Corp., MTN, 6.50%,
                    10/15/02                                                       496
                  Pipelines -- 2.2%
          500     EL Paso Energy Corp., Class B, 6.63%, 07/15/01                   497
                  Retailing -- 2.2%
          500     Dayton-Hudson Corp., 6.40%, 02/15/03                             493
                  Telecommunications -- 2.2%
          500     GTE South, Inc., Class B, 7.25%, 08/01/02                        503


                       See notes to financial statements.

CHASE VISTA SELECT SHORT-TERM BOND FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Principal
      Amount
       (USD)      Issuer                                                      Value
---------------------------------------------------------------------------------------
  Long-Term Investments -- Continued
---------------------------------------------------------------------------------------
                  Utilities -- 1.1%
  $       250     TXU Eastern Funding (United Kingdom), 6.15%,
                    05/15/02                                                $   245
                  ---------------------------------------------------------------------
                  Total Corporate Notes & Bonds                              12,381
                  (Cost $12,400)
                  ---------------------------------------------------------------------
                  Residential Mortgage Backed Securities -- 1.4%
                  ----------------------------------------------
                  Collateralized Mortgage Obligations -- 1.4%
          317     Federal National Mortgage Association, Ser. 1993-250,
                    Class A, 6.15%, 09/25/16                                    313
                  (Cost $315)
                  Commercial Mortgage Backed Securities -- 0.2%
                  ---------------------------------------------
           55     Credit Suisse First Boston Mortgage Securities Corp.,
                    Ser. 1997-SPCE, Class A, #, 6.65%, 06/20/03                  55
                  (Cost $55)
                  Asset Backed Securities -- 19.4%
                  --------------------------------
          500     American Express Master Trust, Ser. 1998-1 , Class A,
                    5.90%, 04/15/04                                             491
          500     Carco Auto Loan Master Trust, Ser. 1999-4, Class A,
                    6.43%, 11/15/04                                             497
          600     Dayton Hudson Credit Card Master Trust, Ser. 1997-1,
                    Class A, 6.25%, 08/25/05                                    596
          500     Ford Credit Auto Owner Trust, Ser. 2000-B, Class A5,
                    7.07%, 04/15/04                                             504
          500     GE Capital Mortgage Services, Inc., Ser. 1999-HE3,
                    Class A2, 7.00%, 09/25/13                                   497
          500     MBNA Master Credit Card Trust, Ser. 1999-I, Class A,
                    6.40%, 01/18/05                                             498
          350     Residential Asset Securities Corp., Ser. 1999-KS2,
                    Class A14, 6.80%, 10/25/23                                  347
          500     Standard Credit Card Trust, Ser. 93, 5.95%, 10/07/04          490
          500     Travelers Bank Credit Card Master Trust, Ser. 1998-1,
                    Class A, 6.00%, 01/18/05                                    493
                  ---------------------------------------------------------------------
                  Total Asset Backed Securities                               4,413
                  (Cost $4,388)
---------------------------------------------------------------------------------------
                  Total Long-Term Investments                                21,103
                  (Cost $21,085)
---------------------------------------------------------------------------------------
   Short-Term Investments -- 6.7%
---------------------------------------------------------------------------------------
   Shares
                  Money Market Fund -- 0.8%
                  -------------------------
          173     Goldman Sachs ILA Government Portfolio                      173
                  (Cost $173)


                       See notes to financial statements.

CHASE VISTA SELECT SHORT-TERM BOND FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)         Issuer                                                          Value
--------------------------------------------------------------------------------------------
  Short-Term Investments -- Continued
--------------------------------------------------------------------------------------------
                  Repurchase Agreement -- 5.9%
                  ----------------------------
   $1,354         Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
                    11/01/00, (Dated 10/31/00, Proceeds $1,354, Secured
                    by FHLMC, $1,425, 6.50%, due 09/15/23; Market Value
                    $1,384)                                                     $ 1,354
                  (Cost $1,354)
--------------------------------------------------------------------------------------------
                  Total Short-Term Investments                                    1,527
                  (Cost $1,527)
--------------------------------------------------------------------------------------------
                  Total Investments -- 99.2%                                    $22,630
                  (Cost $22,612)
--------------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERMEDIATE BOND FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

    Principal
       Amount
        (USD)     Issuer                                                   Value
--------------------------------------------------------------------------------------
  Long-Term Investments -- 97.3%
--------------------------------------------------------------------------------------
                  U.S. Treasury Securities -- 28.1%
                  ---------------------------------
                  U.S. Treasury Notes & Bonds,
  $     1,500      5.25%, 02/15/29                                       $ 1,365
       23,000      5.88%, 11/15/05                                        23,079
        6,000      6.13%, 08/15/29                                         6,214
        9,000      6.25%, 08/31/02                                         9,035
       11,000      6.50%, 05/31/02                                        11,065
       25,290      6.50%, 08/15/05                                        25,990
       26,000      8.13%, 08/15/19                                        32,126
                  --------------------------------------------------------------------
                  Total U.S. Treasury Securities                         108,874
                  (Cost $106,695)
                  --------------------------------------------------------------------
                  U.S. Government Agency Securities -- 14.3%
                  ------------------------------------------
        8,000     Federal Home Loan Bank, 4.88%, 01/22/02                  7,849
                  Federal Home Loan Mortgage Corp.,
        8,000      5.00%, 01/15/04                                         7,654
        3,500      5.13%, 10/15/08                                         3,165
                  Federal National Mortgage Association,
        9,800      5.13%, 02/13/04                                         9,405
        7,500      5.75%, 04/15/03                                         7,383
        3,500      5.88%, 04/23/04                                         3,392
        7,000      6.00%, 05/15/08                                         6,723
       10,000      6.63%, 09/15/09                                         9,941
                  --------------------------------------------------------------------
                  Total U.S. Government Agency Securities                 55,512
                  (Cost $57,246)
                  --------------------------------------------------------------------
                  Foreign Government Securities -- 1.1%
                  -------------------------------------
        4,200     Quebec Province (Canada), 7.50%, 09/15/29                4,259
                  (Cost $4,127)
                  Corporate Notes & Bonds -- 40.9%
                  --------------------------------
                  Aerospace -- 0.9%
        3,270     Raytheon Co., #, 7.90%, 03/01/03                         3,320
                  Automotive -- 2.5%
        5,600     Daimler Chrysler North America Holding Corp.
                   (Germany), 8.00%, 06/15/10                              5,689
        3,850     TRW, Inc., 6.45%, 06/15/01                               3,831
                                                                         -------
                                                                           9,520
                  Banking -- 6.2%
        5,000     Bank One Corp., 7.88%, 08/01/10                          5,020
        5,000     J.P. Morgan & Co., Inc., MTN, 6.00%, 01/15/09            4,575
        4,815     Manufacturers & Traders Trust Co., 8.00%, 10/01/10       4,763
        4,831     MBNA America Bank, N.A., 7.75%, 09/15/05                 4,779
        5,575     U.S. Bank, NA, 5.70%, 12/15/08                           4,892
                                                                         -------
                                                                          24,029
                  Broadcasting/Cable -- 2.4%
        5,425     Jones Intercable, Inc., 7.63%, 04/15/08                  5,309
        4,275     USA Networks, Inc., 6.75%, 11/15/05                      4,173
                                                                         -------
                                                                           9,482


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE BOND FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)         Issuer                                                          Value
-------------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-------------------------------------------------------------------------------------------
                  Computers/Computer Hardware -- 1.2%
   $4,500         Hewlett-Packard Co., 7.15%, 06/15/05                          $ 4,549
                  Consumer Products -- 1.5%
    5,890         Procter & Gamble Co., 6.60%, 12/15/04                           5,867
                  Financial Services -- 4.9%
    4,080         FleetBoston Financial Corp., 7.25%, 09/15/05                    4,102
    5,000         Heller Financial, Inc., 8.00%, 06/15/05                         5,071
    5,000         Lehman Brothers Holdings, Inc., 8.25%, 06/15/07                 5,104
    5,000         National Rural Utilities Cooperative Finance Corp.,
                    5.50%, 01/15/05                                               4,719
                                                                                -------
                                                                                 18,996
                  Food/Beverage Products -- 2.1%
    3,975         Coca-Cola Enterprises, 7.13%, 09/30/09                          3,901
    4,320         Conagra Foods, Inc., 7.88%, 09/15/10                            4,385
                                                                                -------
                                                                                  8,286
                  Insurance -- 2.5%
    6,025         Conseco, Inc., 8.50%, 10/15/02                                  4,700
    5,000         GE Global Insurance Holding Corp., 7.75%, 06/15/30              5,040
                                                                                -------
                                                                                  9,740
                  Multi-Media -- 1.4%
    5,000         Time Warner Entertainment Co. LP, 8.38%, 03/15/23               5,242
                  Oil & Gas -- 4.1%
    6,150         Amerada Hess Corp., 7.38%, 10/01/09                             6,135
    2,560         PEMEX Finance LTD (Cayman Islands), #, 9.03%, 02/15/11          2,678
    6,885         Repsol International Finance BV (Netherlands),
                    7.45%, 07/15/05                                               6,920
                                                                                -------
                                                                                 15,733
                  Paper/Forest Products -- 1.6%
    5,900         International Paper Co., #, 8.13%, 07/08/05                     6,072
                  Pipelines -- 1.2%
    4,500         Enron Corp., 7.88%, 06/15/03                                    4,591
                  Retailing -- 1.3%
    5,175         Wal-Mart Stores, Inc., 6.88%, 08/10/09                          5,139
                  Telecommunications -- 5.6%
    7,000         MCI Worldcom, Inc., 7.55%, 04/01/04                             7,058
    4,000         Metronet Communications Corp. (Canada), #, SUB,
                    0.00%, 06/15/03                                               3,201
    6,000         Telefonica Europe BV (Netherlands), 7.75%, 09/15/10             6,024
    5,200         Vodafone AirTouch PLC (United Kingdom), #,
                    7.63%, 02/15/05                                               5,275
                                                                                -------
                                                                                 21,558
                  Utilities -- 1.5%
    6,000         Israel Electronic Corp. (Israel), MTN, #, 8.25%, 10/15/09       5,739
                  -------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                                 157,863
                  (Cost $160,173)
                  -------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SELECT INTERMEDIATE BOND FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)        Issuer                                                             Value
-----------------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------------------
                 Residential Mortgage Backed Securities -- 7.2%
                 ----------------------------------------------
                 Collateralized Mortgage Obligations -- 2.4%
   $5,225        Federal Home Loan Mortgage Corp., Ser. 2155, Class PC,
                  6.00%, 11/15/17                                                $  5,120
    4,200        Federal National Mortgage Association, Ser. 1999-17,
                  Class PC, 6.00%, 12/25/22                                         4,044
                                                                                 --------
                                                                                    9,164
                 Mortgage Backed Pass-Through Securities -- 4.8%
                 Federal National Mortgage Association,
    7,848         Pool 504076, 6.50%, 06/01/29                                      7,541
    1,981         Pool 509687, 6.50%, 09/01/14                                      1,940
    7,430         Pool 529276, 7.50%, 07/01/30                                      7,419
    1,968         Pool 547200, 7.50%, 08/01/15                                      1,982
                                                                                 --------
                                                                                   18,882
                 ------------------------------------------------------------------------------
                 Total Residential Mortgage Backed Securities                      28,046
                 (Cost $28,059)
                 ------------------------------------------------------------------------------
                 Commercial Mortgage Backed Securities -- 1.1%
                 ---------------------------------------------
    3,000        Bear Stearns Commercial Mortgage Securities,
                  Ser. 2000-WF2, Class A1, 7.11%, 09/15/09                          3,014
      536        Credit Suisse First Boston Mortgage Securities Corp.,
                  Ser. 1997-SPCE, Class A, #, 6.65%, 06/20/03                         533
      897        LB-UBS Commercial Mortgage Trust, Ser. 2000-C4,
                  Class A1, 7.18%, 09/15/09                                           899
                 ------------------------------------------------------------------------------
                 Total Commercial Mortgage Backed Securities                        4,446
                 (Cost $4,441)
                 ------------------------------------------------------------------------------
                 Asset Backed Securities -- 4.6%
                 -------------------------------
    4,750        American Express Credit Account Master Trust,
                  Ser. 1997-1, Class A, 6.40%, 04/15/05                             4,724
    1,700        Citibank Credit Card Master Trust I, Ser. 1997-2, Class A,
                  6.55%, 02/15/04                                                   1,693
    2,710        MBNA Master Credit Card Trust, Ser. 1999-J, Class A,
                  7.00%, 02/15/12                                                   2,722
    5,000        Nomura CBO LTD, Ser. 1997-1, Class A2, FRN, #, SUB,
                  6.67%, 05/15/09                                                   4,561
    4,000        Standard Credit Card Trust, Ser. 93, 5.95%, 10/07/04               3,919
                 ------------------------------------------------------------------------------
                 Total Asset Backed Securities                                     17,619
                 (Cost $18,367)
-----------------------------------------------------------------------------------------------
                 Total Long-Term Investments                                      376,619
                 (Cost $379,108)
-----------------------------------------------------------------------------------------------
   Short-Term Investment -- 1.7%
-----------------------------------------------------------------------------------------------
                 Repurchase Agreement -- 1.7%
                 ----------------------------
    6,705        Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
                  11/01/00, (Dated 10/31/00, Proceeds $6,706, Secured
                  by FNMA, $6,805, 6.75%, due 06/18/21; Market Value
                  $6,840)                                                           6,705
                 (Cost $6,705)
-----------------------------------------------------------------------------------------------
                 Total Investments -- 99.0%                                      $383,324
                 (Cost $385,813)
-----------------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT BOND FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)         Issuer                                                       Value
-------------------------------------------------------------------------------------------
Long-Term Investments -- 98.0%
-------------------------------------------------------------------------------------------
                  U.S. Treasury Securities -- 13.5%
                  ---------------------------------
                  U.S. Treasury Notes & Bonds,
  $24,000          6.75%, 05/15/05                                           $ 24,881
   44,000          8.13%, 08/15/19                                             54,368
                  -------------------------------------------------------------------------
                  Total U.S. Treasury Securities                               79,249
                  (Cost $77,102)
                  -------------------------------------------------------------------------
                  U.S. Government Agency Securities -- 6.2%
                  -----------------------------------------
                  Federal Home Loan Bank,
   15,000          7.25%, 05/13/05                                             15,403
   15,000          7.63%, 05/15/07                                             15,804
    5,000         Federal National Mortgage Association, 7.25%, 01/15/10        5,183
                  -------------------------------------------------------------------------
                  Total U.S. Government Agency Securities                      36,390
                  (Cost $35,231)
                  -------------------------------------------------------------------------
                  Foreign Government Securities -- 3.6%
                  -------------------------------------
    1,800         Bancomext Trust Division (Mexico), 11.25%, 05/30/06           1,944
    6,722         Korea Development Bank (South Korea), 6.50%, 11/15/02         6,541
    7,900         Quebec Province (Canada), 7.50%, 09/15/29                     8,011
    4,200         United Mexican States (Mexico), 9.88%, 02/01/10               4,358
                  -------------------------------------------------------------------------
                  Total Foreign Government Securities                          20,854
                  (Cost $20,756)
                  -------------------------------------------------------------------------
                  Corporate Notes & Bonds -- 29.6%
                  --------------------------------
                  Aerospace -- 1.2%
    6,700         Raytheon Co., #, 7.90%, 03/01/03                              6,802
                  Automotive -- 1.0%
    5,800         General Motors Acceptance Corp., 7.50%, 07/15/05              5,851
                  Banking -- 6.7%
    7,700         Bank of America Corp., 7.80%, 02/15/10                        7,820
    5,800         Bank One Corp., 7.88%, 08/01/10                               5,824
    7,900         J.P. Morgan & Co., Inc., MTN, 6.00%, 01/15/09                 7,229
    4,850         Keystone Financial Mid-Atlantic Funding Corp., MTN,
                   7.30%, 05/15/04                                              4,851
    6,415         Manufacturers & Traders Trust Co., 8.00%, 10/01/10            6,345
    7,060         MBNA America Bank, N.A., 7.75%, 09/15/05                      6,984
                                                                             --------
                                                                               39,053
                  Financial Services -- 2.8%
    9,125         CIT Group, Inc., 7.63%, 08/16/05                              9,116
    7,100         Heller Financial, Inc., 8.00%, 06/15/05                       7,200
                                                                             --------
                                                                               16,316
                  Insurance -- 2.2%
    9,270         Conseco, Inc., 8.50%, 10/15/02                                7,230
    5,800         GE Global Insurance Holding Corp., 7.75%, 06/15/30            5,847
                                                                             --------
                                                                               13,077
                  Manufacturing -- 1.3%
    7,900         Louisiana-Pacific Corp., 8.88%, 08/15/10                      7,829
                  Multi-Media -- 2.5%
    5,350         Clear Channel Communications, Inc., 7.88%, 06/15/05           5,392
    8,705         Time Warner Entertainment Co. LP, 8.38%, 03/15/23             9,125
                                                                             --------
                                                                               14,517


                       See notes to financial statements.

CHASE VISTA SELECT BOND FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)         Issuer                                                        Value
-------------------------------------------------------------------------------------------
  Long-Term Investments -- Continued
-------------------------------------------------------------------------------------------
                  Oil & Gas -- 5.8%
  $ 7,040         PEMEX Finance Limited (Cayman Islands), 9.14%,
                   08/15/04                                                   $ 7,201
    7,900         Repsol International Finance BV (Netherlands), 7.45%,
                   07/15/05                                                     7,940
                  Valero Energy Corp.,
    6,000          8.38%, 06/15/05                                              6,221
    5,600          8.75%, 06/15/30                                              5,894
    6,525         YPF Sociedad Anonima (Argentina), 7.25%, 03/15/03             6,375
                                                                              -------
                                                                               33,631
                  Packaging -- 0.6%
    3,775         Tenneco Packaging, Inc., 8.00%, 04/15/07                      3,759
                  Pipelines -- 1.8%
    5,750         Duke Energy Field Services LLC, 7.88%, 08/16/10               5,860
    5,170         El Paso Energy Corp., 6.75%, 05/15/09                         4,913
                                                                              -------
                                                                               10,773
                  Telecommunications -- 1.9%
    5,575         U.S. West Capital Funding, Inc., 6.25%, 07/15/05              5,328
    5,800         Vodafone AirTouch PLC (United Kingdom), #,
                  7.63%, 02/15/05                                               5,884
                                                                              -------
                                                                               11,212
                  Utilities -- 1.8%
    6,000         Cilcorp Inc., 8.70%, 10/15/09                                 6,185
    5,500         Israel Electric Corp. (Israel), MTN, #, 7.75%, 12/15/27       4,676
                                                                              -------
                                                                               10,861
                  -------------------------------------------------------------------------
                  Total Corporate Notes & Bonds                               173,681
                  (Cost $174,656)
                  -------------------------------------------------------------------------
                  Residential Mortgage Backed Securities -- 36.6%
                  -----------------------------------------------
                  Mortgage Backed Pass-Through Securities -- 36.6%
                  Federal National Mortgage Association,
       85          Pool 251698, 7.00%, 05/01/28                                    83
   12,075          Pool 252093, 6.50%, 11/01/28                                11,610
   11,027          Pool 252339, 6.00%, 03/01/29                                10,341
    2,146          Pool 252435, 6.00%, 05/01/14                                 2,066
    3,442          Pool 252715, 6.50%, 09/01/29                                 3,308
       37          Pool 253182, 7.00%, 04/01/30                                    37
   23,754          Pool 323633, 7.00%, 03/01/29                                23,279
   21,319          Pool 323645, 7.50%, 04/01/29                                21,332
    4,321          Pool 323688, 7.50%, 03/01/29                                 4,324
    3,452          Pool 481847, 6.00%, 01/01/29                                 3,237
    8,855          Pool 484753, 6.50%, 03/01/29                                 8,509
   10,555          Pool 490445, 6.00%, 03/01/29                                 9,899
   11,362          Pool 494272, 6.50%, 04/01/29                                10,918
       47          Pool 509707, 7.00%, 09/01/29                                    46
    1,682          Pool 532151, 7.00%, 02/01/30                                 1,648
      499          Pool 534061, 7.00%, 03/01/30                                   488
    8,574          Pool 534064, 8.00%, 03/01/30                                 8,678
   21,666          Pool 535052, 6.00%, 11/01/14                                20,853
   12,522          Pool 535455, 7.50%, 06/01/15                                12,608
    5,710          Pool 540226, 7.50%, 07/01/30                                 5,701


                       See notes to financial statements.

CHASE VISTA SELECT BOND FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)      Issuer                                                                 Value
-----------------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------------------
               Mortgage Backed Pass-Through Securities -- Continued
   $   99       Pool 546407, 7.00%, 07/01/30                                       $     97
               Government National Mortgage Association,
   14,475       Pool 487224, 6.50%, 05/15/29                                         13,973
   12,250       Pool 510285, 7.00%, 08/15/29                                         12,074
    8,542       Pool 517850, 7.50%, 09/15/29                                          8,571
    9,973       Pool 527141, 8.00%, 03/15/30                                         10,138
   11,530       Pool 531112, 8.00%, 07/15/30                                         11,721
               --------------------------------------------------------------------------------
               Total Residential Mortgage Backed Securities                         215,539
               (Cost $216,655)
               --------------------------------------------------------------------------------
               Commercial Mortgage Backed Securities -- 3.0%
               ---------------------------------------------
               Bear Stearns Commercial Mortgage Securities
    7,900       Ser. 2000-WF2, Class A1, 7.11%, 09/15/09                              7,937
    6,300       Ser. 2000-WF2, Class A2, 7.32%, 08/15/10                              6,343
    3,088      LB-UBS Commercial Mortgage Trust, Ser. 2000-C4,
                Class A1, 7.18%, 09/15/09                                             3,098
               --------------------------------------------------------------------------------
               Total Commercial Mortgage Backed Securities                           17,378
               (Cost $17,340)
               --------------------------------------------------------------------------------
               Asset Backed Securities -- 5.5%
               -------------------------------
               MBNA Master Credit Card Trust,
   10,345       Ser. 1999-J, Class A, 7.00%, 02/15/12                                10,390
    8,300       Ser. 1999-M, Class B, 6.80%, 04/16/07                                 8,270
    6,500      Nomura CBO LTD, Ser. 1997-1, Class A2, FRN, #,
                SUB, 6.67%, 05/15/09                                                  5,929
    7,500      Residential Funding Mortgage Securities II,
                Ser. 2000-HI1, Class AI4, 7.79%, 01/25/14                             7,603
               --------------------------------------------------------------------------------
               Total Asset Backed Securities                                         32,192
               (Cost $32,669)
-----------------------------------------------------------------------------------------------
               Total Long-Term Investments                                          575,283
               (Cost $574,409)
-----------------------------------------------------------------------------------------------
   Short-Term Investments -- 1.1%
-----------------------------------------------------------------------------------------------
               U.S. Treasury Security -- 0.3%
               ------------------------------
    2,000      U.S. Treasury Bill, 6.18%, 12/07/00 @                                  1,988
               (Cost $1,988)
               Repurchase Agreement -- 0.8%
               ----------------------------
    4,730      Greenwich Capital Markets, Inc., Tri Party, 6.55%, due 11/01/00,
                (Dated 10/31/00, Proceeds $4,731, Secured by FNMA,
                $4,805, 6.75%, due 06/18/21; Market Value $4,829)                     4,730
               (Cost $4,730)
-----------------------------------------------------------------------------------------------
               Total Short-Term Investments                                           6,718
               (Cost $6,718)
-----------------------------------------------------------------------------------------------
               Total Investments -- 99.1%                                          $582,001
               (Cost $581,127)
-----------------------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SELECT BOND FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)


                                                                          Original     Notional       Unrealized
  Number                                                                  Notional     Value at      Appreciation/
     of                                                  Expiration         Value      10/31/00     (Depreciation)
Contracts                   Description                     Date            (USD)        (USD)           (USD)
------------------------------------------------------------------------------------------------------------------
Long Futures Outstanding
------------------------
    700                     5 Year Treasury Notes      December, 2000     $70,351      $70,481            $130
Short Futures Outstanding
-------------------------
    600                     10 Year Treasury Notes     December, 2000      59,995       60,422            (427)


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

   Shares     Issuer                                          Value
-----------------------------------------------------------------------
   Long-Term Investments -- 92.8%
-----------------------------------------------------------------------
              Common Stock -- 56.0%
              ---------------------
              Airlines -- 0.9%
       40     Southwest Airlines, Inc.                    $  1,137
              Automotive -- 0.4%
        9     Ford Motor Co.                                   240
        4     General Motors Corp.                             230
                                                          --------
                                                               470
              Banking -- 1.1%
        9     Bank of America Corp.                            432
       16     Bank of New York Co., Inc.                       892
                                                          --------
                                                             1,324
              Biotechnology -- 0.6%
       12     Amgen, Inc. *                                    666
              Computer Networks -- 1.6%
       37     Cisco Systems, Inc. *                          1,993
              Computer Software -- 2.5%
       29     Microsoft Corp. *                              2,011
       31     Oracle Corp. *                                 1,036
                                                          --------
                                                             3,047
              Computers/Computer Hardware -- 4.4%
       23     Compaq Computer Corp.                            702
       19     Dell Computer Corp. *                            561
       18     EMC Corp. *                                    1,630
       12     Hewlett-Packard Co.                              548
        9     International Business Machines Corp.            847
        9     Sun Microsystems, Inc. *                       1,042
                                                          --------
                                                             5,330
              Consumer Products -- 2.1%
       13     Avon Products, Inc.                              631
       15     Colgate-Palmolive Co.                            887
       13     Philip Morris Companies, Inc.                    472
        7     Procter & Gamble Co.                             493
                                                          --------
                                                             2,483
              Diversified -- 3.5%
       62     General Electric Co.                           3,398
       16     Tyco International LTD (Bermuda)                 879
                                                          --------
                                                             4,277
              Electronics/Electrical Equipment -- 1.6%
        9     Sanmina Corp. *                                  983
       22     Solectron Corp. *                                950
                                                          --------
                                                             1,933
              Financial Services -- 5.8%
       33     American Express Co.                           1,993
       27     Charles Schwab Corp.                             959
       36     Citigroup, Inc.                                1,887
       17     Merrill Lynch & Co., Inc.                      1,197
       12     Morgan Stanley Dean Witter & Co.                 964
                                                          --------
                                                             7,000


                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares    Issuer                                                    Value
-----------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------
             Food/Beverage Products -- 2.3%
       17    Anheuser-Busch Companies, Inc.                          $   787
       14    Coca-Cola Co.                                               815
       24    PepsiCo, Inc.                                             1,148
                                                                     -------
                                                                       2,750
             Health Care/Health Care Services -- 1.3%
       13    Guidant Corp.                                               667
       17    Medtronic, Inc.                                             940
                                                                     -------
                                                                       1,607
             Insurance -- 2.3%
       28    American International Group, Inc.                        2,718
             Internet Services/Software -- 0.5%
       12    America Online, Inc. *                                      610
             Machinery & Engineering Equipment -- 0.3%
        7    Dover Corp.                                                 314
             Metals/Mining -- 0.4%
       19    Alcoa, Inc.                                                 542
             Multi-Media -- 1.5%
       25    The Walt Disney Co.                                         895
       12    Time Warner, Inc.                                           873
                                                                     -------
                                                                       1,768
             Oil & Gas -- 3.5%
        8    BJ Services Co. *                                           422
        6    Chevron Corp.                                               468
       28    Exxon Mobil Corp.                                         2,494
       14    Royal Dutch Petroleum Co., N.Y. Registered Shares
              (Netherlands)                                              831
                                                                     -------
                                                                       4,215
             Pharmaceuticals -- 5.2%
        9    Abbott Laboratories                                         462
        8    American Home Products Corp.                                483
       11    Bristol-Myers Squibb Co.                                    676
        7    Eli Lilly & Co.                                             599
        7    Johnson & Johnson                                           636
       13    Merck & Co., Inc.                                         1,160
       43    Pfizer, Inc.                                              1,867
        8    Pharmacia Corp.                                             437
                                                                     -------
                                                                       6,320
             Retailing -- 3.8%
       13    Best Buy Co., Inc. *                                        647
       17    Home Depot, Inc.                                            725
        6    Kohls Corp. *                                               326
       36    Wal-Mart Stores, Inc.                                     1,647
       27    Walgreen Co.                                              1,223
                                                                     -------
                                                                       4,568
             Semi-Conductors -- 3.3%
       23    Altera Corp. *                                              921
       12    Applied Materials, Inc. *                                   622
       40    Intel Corp.                                               1,777
       13    Texas Instruments, Inc.                                     648
                                                                     -------
                                                                       3,968


                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares      Issuer                                                      Value
-----------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------
               Telecommunications -- 2.7%
    9          AT&T Corp.                                                $   218
   14          BellSouth Corp.                                               696
   20          SBC Communications, Inc.                                    1,126
   10          Verizon Communications                                        603
   25          WorldCom, Inc. *                                              582
                                                                         -------
                                                                           3,225
               Telecommunications Equipment -- 2.2%
   34          ADC Telecommunications, Inc. *                                727
    1          Avaya, Inc. *                                                  16
    6          JDS Uniphase Corp. *                                          490
   15          Lucent Technologies, Inc.                                     342
   17          Nortel Networks Corp. (Canada)                                788
    5          Qualcomm, Inc. *                                              317
                                                                         -------
                                                                           2,680
               Utilities -- 2.2%
   13          AES Corp. *                                                   746
    6          Duke Energy Corp.                                             510
   17          Enron Corp.                                                 1,378
                                                                         -------
                                                                           2,634
               --------------------------------------------------------------------
               Total Common Stock                                         67,579
               (Cost $49,521)
               --------------------------------------------------------------------
Principal
   Amount
    (USD)
               U.S. Treasury Securities -- 5.4%
               --------------------------------
               U.S. Treasury Notes & Bonds,
  $2,800        5.63%, 02/15/06                                            2,775
     900        6.00%, 08/15/09                                              909
   2,805        6.25%, 08/15/23                                            2,894
                 ------------------------------------------------------------------
               Total U.S. Treasury Securities                              6,578
               (Cost $6,472)
               --------------------------------------------------------------------
               U.S. Government Agency Securities -- 2.0%
               -----------------------------------------
     500       Federal Home Loan Mortgage Corp., 5.13%, 10/15/08             452
     600       Federal National Mortgage Association, 5.13%, 02/13/04        576
               Tennessee Valley Authority,
     825        5.38%, 11/13/08                                              755
     700        6.75%, 11/01/25                                              689
               --------------------------------------------------------------------
               Total U.S. Government Agency Securities                     2,472
               (Cost $2,498)
               --------------------------------------------------------------------
               Corporate Notes & Bonds -- 17.8%
               --------------------------------
               Aerospace -- 0.8%
   1,000       Raytheon Co., 5.95%, 03/15/01                                 994
               Automotive -- 3.1%
   1,500       Daimler Chrysler North America Holding Corp., MTN,
                7.75%, 05/27/03                                            1,527
     500       Ford Motor Credit Co., 5.80%, 01/12/09                        439
   2,000       General Motors Acceptance Corp., 5.85%, 01/14/09            1,780
                                                                           -----
                                                                           3,746


                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)      Issuer                                                       Value
-------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-------------------------------------------------------------------------------------
               Computers/Computer Hardware -- 1.2%
  $1,500       International Business Machines Corp., MTN,
                5.37%, 09/22/03                                            $1,445
               Consumer Products -- 1.2%
   1,500       Colgate-Palmolive Co. MTN, 5.27%, 12/01/03                   1,439
               Diversified -- 0.8%
   1,000       Textron, Inc., 6.38%, 07/15/04                                 971
               Financial Services -- 4.9%
     600       Goldman Sachs Group, Inc., 6.65%, 05/15/09                     559
   1,595       International Lease Finance Corp., MTN, 8.35%, 02/04/02      1,623
   1,680       Merrill Lynch & Co., Inc., Ser. B, MTN, 5.71%, 01/15/02      1,652
     800       National Rural Utilities Cooperative Finance Corp.,
                5.50%, 01/15/05                                               755
   1,500       Wisconsin Michigan Investment Corp., MTN, #,
                6.94%, 12/01/28                                             1,308
                                                                           ------
                                                                            5,897
               Insurance -- 1.4%
     900       Allstate Corp., 7.20%, 12/01/09                                876
   1,000       MBIA, Inc., 6.63%, 10/01/28                                    841
                                                                           ------
                                                                            1,717
               Machinery & Engineering Equipment -- 1.5%
   1,800       Caterpillar Financial Services Corp., MTN,
                5.89%, 06/17/02                                             1,774
               Oil & Gas -- 0.6%
     800       Conoco, Inc., 5.90%, 04/15/04                                  776
               Retailing -- 0.4%
     500       Dayton-Hudson Corp., 6.40%, 02/15/03                           493
               Telecommunications -- 0.4%
     500       AT&T Corp., 5.63%, 03/15/04                                    472
               Utilities -- 1.5%
   1,800       Baltimore Gas & Electric Co., Ser. D, MTN,
                6.90%, 02/01/05                                             1,802
               ----------------------------------------------------------------------
               Total Corporate Notes & Bonds                               21,526
               (Cost $21,882)
               ----------------------------------------------------------------------
               Residential Mortgage Backed Securities -- 11.6%
               -----------------------------------------------
               Mortgage Backed Pass-Through Securities -- 11.6%
               Federal Home Loan Mortgage Corp.,
   1,361        Gold Pool C32996, 7.00%, 11/01/29                           1,334
   1,231        Gold Pool E00532, 6.50%, 02/01/13                           1,206
               Federal National Mortgage Association,
   2,973        Pool 323614, 6.50%, 02/01/14                                2,915
       1        Pool 535157, 6.50%, 02/01/30                                    1
     891        Pool 535497, 6.50%, 08/01/30                                  856


                       See notes to financial statements.

CHASE VISTA SELECT BALANCED FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)      Issuer                                                       Value
-------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-------------------------------------------------------------------------------------
               Government National Mortgage Association,
 $1,569         Pool 423130, 8.50%, 10/15/29                             $  1,609
  1,505         Pool 487057, 6.50%, 03/15/29                                1,452
  2,127         Pool 513746, 7.00%, 08/15/29                                2,097
  2,614         Pool 516070, 6.50%, 09/15/29                                2,523
               ----------------------------------------------------------------------
               Total Residential Mortgage Backed Securities                13,993
               (Cost $14,016)
-------------------------------------------------------------------------------------
               Total Long-Term Investments                                112,148
               (Cost $94,389)
-------------------------------------------------------------------------------------
   Short-Term Investment -- 6.0%
-------------------------------------------------------------------------------------
               Repurchase Agreement -- 6.0%
               ----------------------------
  7,194        Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
                11/01/00, (Dated 10/31/00, Proceeds $7,195, Secured
                by GNMA, $7,325, 7.00% through 7.50%, due
                01/15/28 through 06/15/28; Market Value $7,338)             7,194
               (Cost $7,194)
-------------------------------------------------------------------------------------
               Total Investments -- 98.8%                                $119,342
               (Cost $101,583)
-------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT EQUITY INCOME FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

   Shares  Issuer                                          Value
--------------------------------------------------------------------------
   Long-Term Investments -- 92.7%
--------------------------------------------------------------------------
           Common Stock -- 92.7%
           ---------------------
           Automotive -- 2.2%
   365     Ford Motor Co.                               $  9,540
    73     General Motors Corp.                            4,504
                                                        --------
                                                          14,044
           Banking -- 2.3%
   253     Bank of New York Co., Inc.                     14,536
           Chemicals -- 1.8%
   171     Dow Chemical Co.                                5,225
   126     E.I. DuPont de Nemours Co.                      5,730
                                                        --------
                                                          10,955
           Computer Networks -- 1.8%
   213     Cisco Systems, Inc. *                          11,454
           Computer Software -- 5.3%
   242     Microsoft Corp. *                              16,689
   502     Oracle Corp. *                                 16,579
                                                        --------
                                                          33,268
           Computers/Computer Hardware -- 4.4%
   179     Hewlett-Packard Co.                             8,322
   196     International Business Machines Corp.          19,345
                                                        --------
                                                          27,667
           Consumer Products -- 2.8%
   115     Gillette Co.                                    4,021
    97     Philip Morris Companies, Inc.                   3,540
   139     Procter & Gamble Co.                            9,915
                                                        --------
                                                          17,476
           Diversified -- 4.4%
   496     General Electric Co.                           27,190
           Financial Services -- 11.0%
   233     American Express Co.                           13,956
   416     Citigroup, Inc.                                21,896
    53     J.P. Morgan & Co.                               8,755
   147     Merrill Lynch & Co., Inc.                      10,304
   174     Morgan Stanley Dean Witter & Co.               13,950
                                                        --------
                                                          68,861
           Food/Beverage Products -- 6.1%
   206     Anheuser-Busch Companies, Inc.                  9,415
   117     Coca-Cola Co.                                   7,046
   120     PepsiCo, Inc.                                   5,813
   308     Sysco Corp.                                    16,068
                                                        --------
                                                          38,342
           Insurance -- 3.9%
   249     American International Group, Inc.             24,392
           Machinery & Engineering Equipment -- 2.4%
   172     Caterpillar, Inc.                               6,031
   207     Dover Corp.                                     8,772
                                                        --------
                                                          14,803
           Manufacturing -- 0.7%
    82     Honeywell International, Inc.                   4,423


                       See notes to financial statements.

CHASE VISTA SELECT EQUITY INCOME FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares  Issuer                                                    Value
------------------------------------------------------------------------------
   Long-Term Investments -- Continued
------------------------------------------------------------------------------
           Multi-Media -- 0.6%
   109     The Walt Disney Co.                                    $  3,911
           Oil & Gas -- 6.1%
    98     BP Amoco PLC, ADR (United Kingdom)                        4,989
    98     Chevron Corp.                                             8,040
   147     Exxon Mobil Corp.                                        13,128
   161     Royal Dutch Petroleum Co., N.Y. Registered Shares
           (Netherlands)                                             9,536
    31     Schlumberger LTD                                          2,345
                                                                  --------
                                                                    38,038
           Paper/Forest Products -- 0.5%
    85     International Paper Co.                                   3,095
           Pharmaceuticals -- 13.7%
   180     Abbott Laboratories                                       9,522
   145     American Home Products Corp.                              9,220
   174     Bristol-Myers Squibb Co.                                 10,579
   152     Eli Lilly & Co.                                          13,612
    75     Johnson & Johnson                                         6,909
   126     Merck & Co., Inc.                                        11,287
   352     Pfizer, Inc.                                             15,214
   169     Pharmacia Corp.                                           9,290
                                                                  --------
                                                                    85,633
           Retailing -- 2.7%
   120     Home Depot, Inc.                                          5,147
    12     Kohls Corp. *                                               623
   240     Wal-Mart Stores, Inc.                                    10,877
                                                                  --------
                                                                    16,647
           Semi-Conductors -- 5.8%
   454     Intel Corp.                                              20,421
   322     Texas Instruments, Inc.                                  15,774
                                                                  --------
                                                                    36,195
           Telecommunications -- 7.4%
   189     BellSouth Corp.                                           9,107
   344     SBC Communications, Inc.                                 19,850
   296     Verizon Communications                                   17,100
                                                                  --------
                                                                    46,057
           Telecommunications Equipment -- 0.8%
   193     Motorola, Inc.                                            4,808
           Utilities -- 6.0%
    58     Dominion Resources, Inc.                                  3,478
   205     DQE, Inc.                                                 7,148
   130     Duke Energy Corp.                                        11,194
   193     Enron Corp.                                              15,830
                                                                  --------
                                                                    37,650
------------------------------------------------------------------------------
           Total Long-Term Investments                             579,445
           (Cost $488,976)
------------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SELECT EQUITY INCOME FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
   Amount
    (USD)         Issuer                                                        Value
------------------------------------------------------------------------------------------
   Short-Term Investment -- 4.8%
------------------------------------------------------------------------------------------
                  Repurchase Agreement -- 4.8%
                  -------------------------------------------------------
$  29,915         Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
                   11/01/00, (Dated 10/31/00, Proceeds $29,920, Secured
                   by U.S. Government Agency Obligations, $74,715, DN
                   through 10.07%, 04/15/21 through 06/20/28; Market
                   Value $30,517)                                            $  29,915
                  (Cost $29,915)
------------------------------------------------------------------------------------------
                  Total Investments -- 97.5%                                $ 609,360
                  (Cost $518,891)
------------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT LARGE CAP EQUITY FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

   Shares   Issuer                                         Value
--------------------------------------------------------------------
   Long-Term Investments -- 96.2%
--------------------------------------------------------------------
            Common Stock -- 96.2%
            ---------------------
            Airlines -- 1.6%
    142     Southwest Airlines, Inc.                    $  4,056
            Automotive -- 0.7%
     33     Ford Motor Co.                                   863
     13     General Motors Corp.                             832
                                                        --------
                                                           1,695
            Banking -- 1.9%
     32     Bank of America Corp.                          1,541
     56     Bank of New York Co., Inc.                     3,195
                                                        --------
                                                           4,736
            Biotechnology -- 0.9%
     41     Amgen, Inc. *                                  2,373
            Computer Networks -- 2.8%
    132     Cisco Systems, Inc. *                          7,112
            Computer Software -- 4.3%
    104     Microsoft Corp. *                              7,177
    112     Oracle Corp. *                                 3,709
                                                        --------
                                                          10,886
            Computers/Computer Hardware -- 7.6%
     83     Compaq Computer Corp.                          2,509
     68     Dell Computer Corp. *                          2,003
     65     EMC Corp. *                                    5,807
     43     Hewlett-Packard Co.                            1,978
     31     International Business Machines Corp.          3,021
     34     Sun Microsystems, Inc. *                       3,720
                                                        --------
                                                          19,038
            Consumer Products -- 3.5%
     47     Avon Products, Inc.                            2,255
     54     Colgate-Palmolive Co.                          3,179
     46     Philip Morris Companies, Inc.                  1,688
     25     Procter & Gamble Co.                           1,765
                                                        --------
                                                           8,887
            Diversified -- 6.1%
    221     General Electric Co.                          12,125
     55     Tyco International LTD (Bermuda)               3,140
                                                        --------
                                                          15,265
            Electronics/Electrical Equipment -- 2.8%
     31     Sanmina Corp. *                                3,532
     77     Solectron Corp. *                              3,397
                                                        --------
                                                           6,929
            Financial Services -- 10.0%
    118     American Express Co.                           7,099
     97     Charles Schwab Corp.                           3,416
    128     Citigroup, Inc.                                6,736
     61     Merrill Lynch & Co., Inc.                      4,270
     43     Morgan Stanley Dean Witter & Co.               3,449
                                                        --------
                                                          24,970
            Food/Beverage Products -- 3.9%
     62     Anheuser-Busch Companies, Inc.                 2,827


                       See notes to financial statements.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares   Issuer                                                    Value
-----------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------
            Food/Beverage Products -- Continued
     48     Coca-Cola Co.                                          $  2,916
     84     PepsiCo, Inc.                                             4,089
                                                                   --------
                                                                      9,832
            Health Care/Health Care Services -- 2.3%
     45     Guidant Corp.                                             2,393
     62     Medtronic, Inc.                                           3,367
                                                                   --------
                                                                      5,760
            Insurance -- 3.9%
     99     American International Group, Inc.                        9,692
            Internet Services/Software -- 0.9%
     43     America Online, Inc. *                                    2,189
            Machinery & Engineering Equipment -- 0.4%
     26     Dover Corp.                                               1,120
            Metals/Mining -- 0.8%
     68     Alcoa, Inc.                                               1,936
            Multi-Media -- 2.5%
     89     The Walt Disney Co.                                       3,192
     41     Time Warner, Inc.                                         3,105
                                                                   --------
                                                                      6,297
            Oil & Gas -- 6.0%
     29     BJ Services Co. *                                         1,500
     21     Chevron Corp.                                             1,692
    100     Exxon Mobil Corp.                                         8,886
     50     Royal Dutch Petroleum Co., N.Y. Registered Shares
             (Netherlands)                                            2,957
                                                                   --------
                                                                     15,035
            Pharmaceuticals -- 9.0%
     31     Abbott Laboratories                                       1,645
     27     American Home Products Corp.                              1,727
     40     Bristol-Myers Squibb Co.                                  2,430
     24     Eli Lilly & Co.                                           2,145
     25     Johnson & Johnson                                         2,271
     46     Merck & Co., Inc.                                         4,128
    154     Pfizer, Inc.                                              6,648
     28     Pharmacia Corp.                                           1,558
                                                                   --------
                                                                     22,552
            Retailing -- 6.5%
     46     Best Buy Co., Inc. *                                      2,314
     60     Home Depot, Inc.                                          2,591
     22     Kohls Corp. *                                             1,165
    130     Wal-Mart Stores, Inc.                                     5,875
     96     Walgreen Co.                                              4,362
                                                                   --------
                                                                     16,307
            Semi-Conductors -- 5.6%
     80     Altera Corp. *                                            3,291
     42     Applied Materials, Inc. *                                 2,221
    141     Intel Corp.                                               6,340
     47     Texas Instruments, Inc.                                   2,311
                                                                   --------
                                                                     14,163


                       See notes to financial statements.

CHASE VISTA SELECT LARGE CAP EQUITY FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares         Issuer                                                       Value
----------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
----------------------------------------------------------------------------------------
                  Telecommunications -- 4.6%
    34            AT&T Corp.                                                 $   782
    51            BellSouth Corp.                                              2,483
    70            SBC Communications, Inc.                                     4,027
    37            Verizon Communications                                       2,165
    87            WorldCom, Inc. *                                             2,077
                                                                             -------
                                                                              11,534
                  Telecommunications Equipment -- 3.8%
   121            ADC Telecommunications, Inc. *                               2,593
     4            Avaya, Inc. *                                                   59
    22            JDS Uniphase Corp. *                                         1,770
    53            Lucent Technologies, Inc.                                    1,226
    62            Nortel Networks Corp. (Canada)                               2,807
    17            Qualcomm, Inc. *                                             1,131
                                                                             -------
                                                                               9,586
                  Utilities -- 3.8%
    47            AES Corp. *                                                  2,661
    21            Duke Energy Corp.                                            1,824
    60            Enron Corp.                                                  4,924
                                                                             -------
                                                                               9,409
----------------------------------------------------------------------------------------
                  Total Long-Term Investments                                241,359
                  (Cost $205,809)
----------------------------------------------------------------------------------------
   Short-Term Investment -- 3.8%
----------------------------------------------------------------------------------------
Principal
Amount
(USD)
                  Repurchase Agreement -- 3.8%
                  ----------------------------
$   9,427         Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
                   11/01/00, (Dated 10/31/00, Proceeds $9,429, Secured
                   by U.S. Government Agency Obligations, $9,762, DN
                   through 11.88%, due 08/25/07 through 09/20/30;
                   Market Value $9,616)                                        9,427
                  (Cost $9,427)
----------------------------------------------------------------------------------------
                  Total Investments -- 100.0%                               $250,786
                  (Cost $215,236)
----------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT LARGE CAP GROWTH FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

   Shares    Issuer                                        Value
---------------------------------------------------------------------
   Long-Term Investments -- 98.7%
---------------------------------------------------------------------
             Common Stock -- 98.7%
             ---------------------
             Biotechnology -- 4.6%
     474     Amgen, Inc. *                               $27,490
     178     Biogen, Inc. *                               10,724
                                                         -------
                                                          38,214
             Computer Networks -- 5.4%
     838     Cisco Systems, Inc. *                        45,169
             Computer Software -- 6.6%
     429     Microsoft Corp. *                            29,570
     781     Oracle Corp. *                               25,775
                                                         -------
                                                          55,345
             Computers/Computer Hardware -- 14.6%
     463     Compaq Computer Corp.                        14,088
     261     Dell Computer Corp. *                         7,707
     630     EMC Corp. *                                  56,142
     200     International Business Machines Corp.        19,653
     216     Sun Microsystems, Inc. *                     23,996
                                                         -------
                                                         121,586
             Consumer Products -- 2.0%
     239     Gillette Co.                                  8,339
     121     Procter & Gamble Co.                          8,670
                                                         -------
                                                          17,009
             Diversified -- 7.4%
   1,000     General Electric Co.                         54,807
     125     Tyco International LTD (Bermuda)              7,079
                                                         -------
                                                          61,886
             Financial Services -- 7.4%
     705     Charles Schwab Corp.                         24,779
     325     Merrill Lynch & Co., Inc.                    22,719
     181     Morgan Stanley Dean Witter & Co.             14,549
                                                         -------
                                                          62,047
             Food/Beverage Products -- 3.1%
     196     Coca-Cola Co.                                11,856
     296     PepsiCo, Inc.                                14,318
                                                         -------
                                                          26,174
             Health Care/Health Care Services -- 1.9%
      74     Medtronic, Inc.                               3,995
     113     UnitedHealth Group, Inc.                     12,329
                                                         -------
                                                          16,324
             Industrial Components -- 0.4%
      30     SPX Corp. *                                   3,681
             Multi-Media -- 4.3%
     616     The Walt Disney Co.                          22,076
     188     Time Warner, Inc.                            14,275
                                                         -------
                                                          36,351
             Pharmaceuticals -- 13.1%
     123     Bristol-Myers Squibb Co.                      7,517
     156     Eli Lilly & Co.                              13,920
     113     Johnson & Johnson                            10,438


                       See notes to financial statements.

CHASE VISTA SELECT LARGE CAP GROWTH FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares  Issuer                                                              Value
-----------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------------
           Pharmaceuticals -- Continued
   143     Medimmune, Inc. *                                                 $ 9,349
   219     Merck & Co., Inc.                                                  19,716
   916     Pfizer, Inc.                                                       39,576
   173     Pharmacia Corp.                                                     9,532
                                                                             -------
                                                                             110,048
           Photographic Equipment -- 0.8%
   155     Eastman Kodak Co.                                                   6,966
           Restaurants/Food Services -- 1.4%
   400     Tricon Global Restaurants, Inc. *                                  12,002
           Retailing -- 6.8%
   278     Best Buy Co., Inc. *                                               13,975
   373     Home Depot, Inc.                                                   16,023
   593     Wal-Mart Stores, Inc.                                              26,906
                                                                             -------
                                                                              56,904
           Semi-Conductors -- 13.6%
   486     Applied Materials, Inc. *                                          25,825
   885     Intel Corp.                                                        39,840
   300     KLA-Tencor Corp. *                                                 10,127
   650     Novellus Systems, Inc. *                                           26,621
   219     Texas Instruments, Inc.                                            10,753
                                                                             -------
                                                                             113,166
           Telecommunications -- 0.7%
   162     Nextel Communications, Inc., Class A *                              6,221
           Telecommunications Equipment -- 4.6%
   160     ADC Telecommunications, Inc. *                                      3,422
    26     Avaya, Inc. *                                                         346
   140     JDS Uniphase Corp. *                                               11,372
   309     Lucent Technologies, Inc.                                           7,209
   357     Nortel Networks Corp. (Canada)                                     16,244
                                                                             -------
                                                                              38,593
-----------------------------------------------------------------------------------------
           Total Long-Term Investments                                       827,686
           (Cost $646,149)
-----------------------------------------------------------------------------------------
  Short-Term Investment -- 1.3%
-----------------------------------------------------------------------------------------
Principal
Amount
(USD)
           Repurchase Agreement -- 1.3%
           ----------------------------
$  11,195  Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
            11/01/00, (Dated 10/31/00, Proceeds $11,197, Secured
            by GNMA, $11,806, 6.00% through 7.50%, due
            01/15/28 through 11/15/28; Market Value $11,421)                  11,195
           (Cost $11,195)
------------------------------------------------------------------------------------
           Total Investments -- 100.0%                                      $838,881
           (Cost $657,344)
------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

   Shares      Issuer                                               Value
------------------------------------------------------------------------------
   Long-Term Investments -- 96.1%
------------------------------------------------------------------------------
               Common Stock -- 96.1%
               ---------------------
               Advertising -- 1.4%
    63         True North Communications, Inc.                   $  2,374
               Apparel -- 1.1%
    65         Jones Apparel Group, Inc. *                          1,808
               Banking -- 3.7%
    55         Cullen/Frost Bankers, Inc.                           1,832
    40         TCF Financial Corp.                                  1,618
    47         Zions Bancorp.                                       2,699
                                                                 --------
                                                                    6,149
               Biotechnology -- 1.2%
    45         Chiron Corp. *                                       1,949
               Broadcasting/Cable -- 1.1%
    40         AT&T Corp. -- Liberty Media Group, Class A *           720
    28         Univision Communications, Inc., Class A*             1,071
                                                                 --------
                                                                    1,791
               Business Services -- 8.0%
    74         ACNielsen Corp. *                                    1,771
    48         Acxiom Corp. *                                       1,938
    45         Affiliated Computer Services, Inc., Class A *        2,506
    80         Concord EFS, Inc. *                                  3,306
    47         Manpower, Inc.                                       1,636
    40         Sungard Data Systems, Inc. *                         2,045
                                                                 --------
                                                                   13,202
               Chemicals -- 2.2%
    50         Cytec Industries, Inc.*                              1,731
    25         FMC Corp. *                                          1,900
                                                                 --------
                                                                    3,631
               Computer Software -- 2.3%
    64         Rational Software Corp. *                            3,820
               Construction -- 2.2%
    36         American Standard Companies, Inc. *                  1,652
    62         Lennar Corp.                                         2,001
                                                                 --------
                                                                    3,653
               Electronics/Electrical Equipment -- 11.4%
    43         Amphenol Corp., Class A *                            2,763
    66         APW LTD. *                                           3,048
    24         Coherent, Inc. *                                       830
    38         PerkinElmer, Inc.                                    4,541
    15         Sanmina Corp. *                                      1,738
    90         Sensormatic Electronics Corp. *                      1,620
    28         Symbol Technologies, Inc.                            1,272
    90         Vishay Intertechnology, Inc. *                       2,700
                                                                 --------
                                                                   18,512
               Entertainment/Leisure -- 2.3%
    66         Harrah's Entertainment, Inc. *                       1,889
   150         Park Place Entertainment Corp. *                     1,913
                                                                 --------
                                                                    3,802


                       See notes to financial statements.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares      Issuer                                               Value
------------------------------------------------------------------------------
   Long-Term Investments -- Continued
------------------------------------------------------------------------------
               Financial Services -- 2.7%
    45         A.G. Edwards, Inc.                                $  2,284
    34         Lehman Brothers Holdings, Inc.                       2,193
                                                                 --------
                                                                    4,477
               Food/Beverage Products -- 1.2%
    56         Pepsi Bottling Group, Inc.                           1,939
               Health Care/Health Care Services -- 6.8%
    38         Cytyc Corp. *                                        2,256
    48         Dentsply International, Inc.                         1,665
   170         Health Management Associates, Inc., Class A *        3,369
    65         Oxford Health Plans, Inc. *                          2,194
    35         Stryker Corp.                                        1,649
                                                                 --------
                                                                   11,133
               Insurance -- 5.1%
    85         Ace LTD (Bermuda)                                    3,336
    37         AXA Financial, Inc.                                  2,000
    43         Radian Group, Inc.                                   3,048
                                                                 --------
                                                                    8,384
               Machinery & Engineering Equipment -- 1.7%
    40         Dover Corp.                                          1,698
    25         Zebra Technologies Corp., Class A *                  1,095
                                                                 --------
                                                                    2,793
               Oil & Gas -- 8.7%
    89         Anadarko Petroleum Corp.                             5,667
    13         BJ Services Co. *                                      682
    46         Cooper Cameron Corp. *                               2,507
    90         Global Marine, Inc. *                                2,385
    25         Nicor, Inc.                                            883
    70         Tosco Corp.                                          2,004
                                                                 --------
                                                                   14,128
               Paper/Forest Products -- 1.0%
    47         Willamette Industries                                1,707
               Pharmaceuticals -- 8.6%
    18         Alza Corp. *                                         1,457
    98         Biovail Corp. International (Canada) *               4,121
    27         Forest Laboratories Inc., Class A *                  3,578
    30         Medimmune, Inc. *                                    1,961
    16         Sepracor, Inc.*                                      1,090
    30         Watson Pharmaceuticals, Inc. *                       1,877
                                                                 --------
                                                                   14,084
               Pipelines -- 3.4%
    27         Columbia Energy Group                                1,942
    41         El Paso Energy Corp.                                 2,570
    19         National Fuel Gas Co.                                1,019
                                                                 --------
                                                                    5,531
               Printing & Publishing -- 0.9%
    80         A.H. Belo Corp., Class A                             1,535
               Real Estate Investment Trust -- 1.2%
    25         Equity Residential Properties Trust                  1,177
    40         ProLogis Trust                                         840
                                                                 --------
                                                                    2,017


                       See notes to financial statements.

CHASE VISTA SELECT NEW GROWTH OPPORTUNITIES FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares  Issuer                                                              Value
-----------------------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------------------
           Restaurants/Food Services -- 1.9%
   78      Brinker International, Inc. *                                    $  3,062
           Retailing -- 1.6%
   80      BJ's Wholesale Club, Inc. *                                         2,635
           Semi-Conductors -- 6.0%
   58      Altera Corp. *                                                      2,374
   64      Atmel Corp. *                                                         956
   80      Microchip Technology, Inc. *                                        2,530
   21      Veeco Instruments, Inc. *                                           1,388
   38      Vitesse Semiconductor Corp. *                                       2,658
                                                                            --------
                                                                               9,906
           Shipping/Transportation -- 1.0%
   30      C.H. Robinson Worldwide, Inc.                                       1,630
           Telecommunications -- 2.0%
   27      U.S. Cellular Corp. *                                               1,728
   32      Western Wireless Corp., Class A *                                   1,520
                                                                            --------
                                                                               3,248
           Telecommunications Equipment -- 1.6%
   24      Comverse Technology, Inc. *                                         2,682
           Utilities -- 3.8%
   50      AGL Resources, Inc.                                                 1,019
   57      Alliant Energy Corp.                                                1,728
   38      American Water Works, Inc.                                            926
   38      Energy East Corp.                                                     767
   66      Scana Corp.                                                         1,749
                                                                            --------
                                                                               6,189
-----------------------------------------------------------------------------------------
           Total Long-Term Investments                                       157,771
           (Cost $117,820)
-----------------------------------------------------------------------------------------
   Short-Term Investment -- 6.0%
-----------------------------------------------------------------------------------------
Principal
Amount
(USD)
           Repurchase Agreement -- 6.0%
           ----------------------------
$   9,854  Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
            11/01/00, (Dated 10/31/00, Proceeds $9,856, Secured
            by GNMA, $9,858, 7.00% through 8.00%, due
            06/15/20 through 03/15/30; Market Value $10,053)                   9,854
           (Cost $9,854)
-----------------------------------------------------------------------------------------
           Total Investments -- 102.1%                                      $167,625
           (Cost $127,674)
-----------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT SMALL CAP VALUE FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

   Shares     Issuer                                             Value
---------------------------------------------------------------------------
   Long-Term Investments -- 93.2%
---------------------------------------------------------------------------
              Common Stock -- 93.2%
              ---------------------
              Advertising -- 2.7%
   174        Catalina Marketing Corp. *                      $  6,818
    89        True North Communications, Inc.                    3,369
                                                              --------
                                                                10,187
              Apparel -- 1.5%
    72        Kenneth Cole Productions, Inc., Class A *          3,270
    47        Timberland Co., Class A *                          2,426
                                                              --------
                                                                 5,696
              Automotive -- 1.1%
   199        Copart, Inc. *                                     3,002
   101        Lithia Motors, Inc., Class A *                     1,218
                                                              --------
                                                                 4,220
              Banking -- 5.0%
    94        Commerce Bancorp., Inc.                            5,691
   152        Cullen/Frost Bankers, Inc.                         5,060
   114        Investors Financial Services Corp.                 8,144
                                                              --------
                                                                18,895
              Biotechnology -- 1.1%
    82        Inhale Therapeutic Systems, Inc. *                 4,075
              Broadcasting/Cable -- 1.3%
   193        Entravision Communications Corp., Class A *        3,412
    87        Westwood One, Inc. *                               1,649
                                                              --------
                                                                 5,061
              Business Services -- 5.1%
    84        ChoicePoint, Inc. *                                4,315
    60        CSG Systems International, Inc. *                  2,800
    57        F.Y.I., Inc. *                                     2,273
   150        Iron Mountain, Inc. *                              5,069
    46        Learning Tree International, Inc. *                2,088
   114        On Assignment, Inc. *                              2,869
                                                              --------
                                                                19,414
              Chemicals -- 1.2%
    58        Cytec Industries, Inc.*                            2,005
   160        Spartech Corp.                                     2,470
                                                              --------
                                                                 4,475
              Computer Networks -- 3.7%
   138        Avocent Corp. *                                    9,768
    65        Black Box Corp. *                                  4,262
                                                              --------
                                                                14,030
              Computer Software -- 2.0%
    66        Advent Software, Inc. *                            3,917
    61        RSA Security, Inc. *                               3,521
                                                              --------
                                                                 7,438
              Construction -- 1.5%
   112        D.R. Horton, Inc.                                  2,072
    38        Dycom Industries, Inc. *                           1,435
    64        Toll Brothers, Inc. *                              2,080
                                                              --------
                                                                 5,587


                       See notes to financial statements.

CHASE VISTA SELECT SMALL CAP VALUE FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares        Issuer                                          Value
---------------------------------------------------------------------------
   Long-Term Investments -- Continued
---------------------------------------------------------------------------
                 Construction Materials -- 0.3%
      100        Dal-Tile International, Inc. *               $  1,238
                 Electronics/Electrical Equipment -- 12.0%
       71        Amphenol Corp., Class A *                       4,587
      160        Artesyn Technologies, Inc. *                    6,518
       90        CTS Corp.                                       3,843
      136        Kent Electronics Corp. *                        2,524
       83        Littelfuse, Inc. *                              2,416
      107        PerkinElmer, Inc.                              12,739
       79        Technitrol, Inc.                                8,726
      153        Vishay Intertechnology, Inc. *                  4,589
                                                              --------
                                                                45,942
                 Engineering Services -- 0.6%
       55        Jacobs Engineering Group, Inc. *                2,276
                 Entertainment/Leisure -- 1.9%
       16        Cinar Corp., Class B (Canada) *                    49
       30        Macrovision Corp. *                             2,201
      298        Station Casinos, Inc. *                         4,804
                                                              --------
                                                                 7,054
                 Financial Services -- 2.7%
       70        Federated Investors, Inc., Class B              2,031
       94        Raymond James Financial Corp.                   3,161
       55        SEI Investments Co.                             4,956
                                                              --------
                                                                10,148
                 Food/Beverage Products -- 1.2%
      109        Performance Food Group Co. *                    4,410
                 Health Care/Health Care Services -- 12.2%
      191        Community Health Systems, Inc. *                5,395
      139        Cooper Companies, Inc.                          4,984
      109        Datascope Corp.                                 3,788
       70        Molecular Devices Corp. *                       4,755
      121        Oxford Health Plans, Inc. *                     4,094
      182        Patterson Dental Co. *                          5,697
      274        Province Healthcare Co. *                      11,538
       67        Syncor International Corp. *                    1,718
       95        Varian Medical Systems, Inc.*                   4,653
                                                              --------
                                                                46,622
                 Insurance -- 4.0%
       73        Arthur J. Gallagher & Co.                       4,608
      124        Brown & Brown, Inc.                             4,033
       57        Delphi Financial Group, Inc., Class A *         2,127
       63        Radian Group, Inc.                              4,437
                                                              --------
                                                                15,205
                 Machinery & Engineering Equipment -- 1.7%
       79        Cognex Corp. *                                  2,653
       83        Zebra Technologies Corp., Class A *             3,623
                                                              --------
                                                                 6,276
                 Oil & Gas -- 5.1%
      129        Louis Dreyfus Natural Gas *                     4,149
      229        Pride International, Inc. *                     5,805
      100        Triton Energy LTD (Cayman Islands)*             3,072
      151        Veritas DGC, Inc. *                             4,539


                       See notes to financial statements.

CHASE VISTA SELECT SMALL CAP VALUE FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares  Issuer                                     Value
----------------------------------------------------------------
   Long-Term Investments -- Continued
----------------------------------------------------------------
           Oil & Gas -- Continued
    84     Vintage Petroleum, Inc.                 $  1,768
                                                   --------
                                                     19,333
           Paper/Forest Products -- 0.4%
    94     Buckeye Technologies, Inc. *               1,610
           Pharmaceuticals -- 6.6%
   136     Advance Paradigm, Inc. *                   6,662
   129     Alliance Pharmaceutical Corp. *            1,824
   106     Amerisource Health Corp., Class A *        4,589
    54     COR Therapeutics, Inc. *                   3,040
    32     IDEC Pharmaceuticals Corp. *               6,296
    76     K-V Pharmaceutical Co., Class A*           2,960
                                                   --------
                                                     25,371
           Real Estate Investment Trust -- 0.8%
    86     Alexandria Real Estate Equities            2,913
           Restaurants/Food Services -- 1.7%
   256     Jack in the Box, Inc. *                    6,279
           Retailing -- 3.5%
   216     BJ's Wholesale Club, Inc. *                7,127
    93     Chico's FAS, Inc. *                        3,005
   205     Stein Mart, Inc. *                         3,174
                                                   --------
                                                     13,306
           Semi-Conductors -- 5.6%
    93     Actel Corp. *                              3,410
    50     Alpha Industries, Inc. *                   1,980
    50     Cree, Inc. *                               4,992
    59     Dallas Semiconductor Corp.                 2,322
   135     Semtech Corp. *                            4,354
   133     Varian, Inc. *                             4,084
                                                   --------
                                                     21,142
           Shipping/Transportation -- 1.3%
    93     C.H. Robinson Worldwide, Inc.              5,108
           Telecommunications -- 1.6%
    84     Boston Communications Group *              1,995
   191     Price Communications Corp. *               4,131
                                                   --------
                                                      6,126
           Utilities -- 3.8%
   120     AGL Resources, Inc.                        2,443
    85     American States Water Co.                  2,635
    80     Laclede Gas Co.                            1,743
    73     Northwest Natural Gas Co.                  1,704
   213     Public Service Co. of New Mexico           5,865
                                                   --------
                                                     14,390
----------------------------------------------------------------
           Total Long-Term Investments              353,827
           (Cost $262,024)
----------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SELECT SMALL CAP VALUE FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

Principal
Amount
(USD)             Issuer                                                       Value
-----------------------------------------------------------------------------------------
  Short-Term Investment -- 5.3%
-----------------------------------------------------------------------------------------
                  Repurchase Agreement -- 5.3%
                  ----------------------------
$   20,067        Greenwich Capital Markets, Inc., Tri Party, 6.55%, due
                   11/01/00, (Dated 10/31/00, Proceeds $20,071, Secured
                   by GNMA, $20,029, 7.50% through 11.50%, due
                   04/15/13 through 10/15/30; Market Value $20,468)         $ 20,067
                  (Cost $20,067)
-----------------------------------------------------------------------------------------
                  Total Investments -- 98.5%                                $373,894
                  (Cost $282,091)
-----------------------------------------------------------------------------------------


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments
--------------------------------------------------------------------------------

As of October 31, 2000
(Amounts in Thousands)

   Shares     Issuer                                    Value
------------------------------------------------------------------
   Long-Term Investments -- 97.5%
------------------------------------------------------------------
              Common Stock -- 97.5%
              ---------------------
              Australia -- 2.7%
    65        Brambles Industries LTD                $  1,684
    79        Commonwealth Bank of Australia            1,180
   124        News Corp., LTD                           1,299
   303        Telstra Corp., LTD                          988
   124        Woodside Petroleum LTD                      909
                                                     --------
                                                        6,060
              Belgium -- 1.1%
    16        Dexia                                     2,491
              Finland -- 3.4%
   137        Nokia OYJ                                 5,652
    91        Sonera OYJ                                1,994
                                                     --------
                                                        7,646
              France -- 10.6%
    52        Alcatel SA                                3,172
    41        Aventis SA                                2,928
    34        AXA                                       4,561
    27        BNP Paribas                               2,354
    17        Cap Gemini SA                             2,676
    16        Compagnie de Saint-Gobain                 2,110
    12        Imerys                                    1,190
    36        Total Fina SA, Class B                    5,098
                                                     --------
                                                       24,089
              Germany -- 6.5%
    67        Bayer AG                                  2,895
    72        Bayerische Motoren Werke AG               2,385
    57        Deutsche Bank AG                          4,666
    54        Heidelberger Zement AG                    2,595
    17        Siemens AG                                2,179
                                                     --------
                                                       14,720
              Hong Kong -- 2.4%
   231        Cheung Kong Holdings LTD                  2,554
   198        China Mobile (Hong Kong) LTD *            1,276
   756        China Unicom *                            1,517
    44        MTR Corp. *                                  65
                                                     --------
                                                        5,412
              Italy -- 6.4%
   114        Autogrill SPA                             1,255
   236        Banca Fideuram SPA                        3,625
   306        Enel SPA                                  1,134
   884        ENI-Ente Nazionale Idrocarburi SPA        4,783
   315        Telecom Italia SPA                        3,647
                                                     --------
                                                       14,444
              Japan -- 19.5%
    17        Acom Co., LTD                             1,342
    72        Canon, Inc.                               2,855
    81        Chugai Pharmaceutical Co., LTD            1,374
     1        DDI Corp.                                   811
   103        Fujitsu LTD                               1,852
    12        Hirose Electric Co., LTD                  1,350
    25        Hoya Corp.                                2,032


                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares       Issuer                                        Value
------------------------------------------------------------------------
   Long-Term Investments -- Continued
------------------------------------------------------------------------
               Japan -- Continued
    54         KAO Corp.                                   $  1,617
    16         Kyocera Corp.                                  2,081
    15         Mabuchi Motor Co., LTD                         1,602
    14         Murata Manufacturing Co., LTD                  1,675
   302         Nikko Securities Co., LTD                      2,623
     1         Nippon Telegraph & Telephone Corp.             3,028
     1         NTT DoCoMo, Inc.                               4,040
    10         Orix Corp.                                     1,013
    10         Rohm Co., LTD                                  2,444
    32         Sony Corp.                                     2,539
   106         Sumitomo Bank LTD                              1,286
   169         Sumitomo Corp.                                 1,486
    27         Takeda Chemical Industries                     1,778
    12         TDK Corp.                                      1,179
    40         Terumo Corp.                                   1,135
    11         Tokyo Electron LTD                               892
   138         Toshiba Corp.                                    986
    25         Yamanouchi Pharmaceutical Co., LTD             1,131
                                                           --------
                                                             44,151
               Netherlands -- 6.3%
   109         ABN Amro Holding NV                            2,521
   169         Elsevier NV                                    2,154
    47         Fortis (NL) NV                                 1,443
    55         ING Groep NV                                   3,740
   115         Koninklijke Philips Electronics NV             4,504
                                                           --------
                                                             14,362
               Portugal -- 0.9%
   141         Brisa-Auto Estradas de Portugal SA             1,088
    90         Telecel-Comunicacoes Pessoai *                   990
                                                           --------
                                                              2,078
               South Korea -- 0.7%
    98         Pohang Iron & Steel Co., LTD, ADR              1,542
               Spain -- 1.6%
   114         Altadis SA                                     1,700
    67         Banco Popular Espanol                          2,014
                                                           --------
                                                              3,714
               Sweden -- 3.4%
   345         Nordic Baltic Holding AB                       2,580
   387         Telefonaktiebolaget LM Ericson, Class B        5,132
                                                           --------
                                                              7,712
               Switzerland -- 5.9%
     1         Nestle SA                                      2,208
     3         Novartis AG                                    3,916
     1         Roche Holding AG                               2,831
    15         UBS AG                                         2,258
     4         Zurich Financial Services AG                   2,117
                                                           --------
                                                             13,330
               United Kingdom -- 26.1%
    18         Autonomy Corp. PLC *                             936
   772         BAE Systems PLC                                4,388
   112         Barclays PLC                                   3,199
   153         Bass PLC                                       1,495


                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

As of October 31, 2000
(Amounts in Thousands)

   Shares   Issuer                                                 Value
-----------------------------------------------------------------------------
   Long-Term Investments -- Continued
-----------------------------------------------------------------------------
            United Kingdom -- Continued
    610     BG Group PLC                                         $ 2,446
    391     Blue Circle Industries PLC                             2,388
     60     BOC Group PLC                                            842
    351     BP Amoco PLC                                           2,978
    197     British American Tobacco PLC                           1,382
    272     British Land Company PLC                               1,629
    216     CGNU PLC                                               2,888
    179     Enterprise Oil PLC                                     1,419
     94     Glaxo Wellcome PLC                                     2,712
    237     Granada Compass PLC *                                  2,045
    610     Lattice Group PLC *                                    1,303
    565     Legal & General Group PLC                              1,407
    142     Marconi Electronic Systems PLC                         1,795
    154     Reuters Group PLC                                      3,001
     65     Schroders PLC                                          1,006
     91     SmithKline Beecham PLC                                 1,182
    891     Tesco PLC                                              3,398
    339     Unilever PLC                                           2,297
  2,730     Vodafone AirTouch PLC                                 11,369
    238     Wolseley PLC                                           1,315
                                                                 -------
                                                                  58,820
                                                                 -------
            Total Common Stock                                   220,571
            (Cost $211,894)
            -----------------------------------------------------------------
            Redeemable Unsecured Loan Stock -- 0.0%
            ---------------------------------------
            Malaysia -- 0.0%
 10,000     Sunway Building Technology, BHD, 3.00%, 07/30/01          25
            (Cost $40)

Principal
Amount
(DEM)
            Convertible Bond -- 0.0%
            ------------------------
            Germany -- 0.0%
   73       DaimlerChrysler AG, 5.75%, 06/14/02                       36
            (Cost $56)
-----------------------------------------------------------------------------
            Total Investments -- 97.5%                          $220,632
            (Cost $211,990)
-----------------------------------------------------------------------------


                       See notes to financial statements.

CHASE VISTA SELECT INTERNATIONAL EQUITY FUND
Portfolio of Investments (Continued)

Summary of Investments by Industry, October 31, 2000

Industry                             % of Investment Securities
---------------------------------------------------------------
Telecommunications                              13.5%
Banking                                         10.1%
Electronics/Electrical Equipment                 9.2%
Oil & Gas                                        8.6%
Pharmaceuticals                                  8.1%
Telecommunications Equipment                     7.1%
Financial Services                               6.7%
Insurance                                        6.0%
Food/Beverage Products                           4.3%
Construction Materials                           3.2%
Diversified                                      2.3%
Consumer Products                                2.1%
Aerospace                                        2.0%
Other (below 2%)                                16.8%
---------------------------------------------------------------
Total                                          100.0%
---------------------------------------------------------------

Index:
*     -- Non-Income producing security.
#     -- Security may only be sold to qualified institutional buyers.
@     -- All or a portion of this security is segregated for futures.
+     -- All or a portion of this security is segregated for forward foreign currency contracts.
ADR   -- American Depositary Receipt.
DN    -- Discount Note.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNMA  -- Federal National Mortgage Corporation.
FRN   -- Floating Rate Note. The maturity date is the actual maturity date; the rate shown is the rate in effect at October 31, 2000.
GNMA  -- Government National Mortgage Association.
MTN   -- Medium Term Note.
SUB   -- Step-up Bond. The maturity date shown is the earlier of the call date or the maturity date; the rate shown is the rate in effect at October 31, 2000.


                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2000
--------------------------------------------------------------------------------

(Amounts in Thousands, Except Per Share Amounts)

                                         Short-Term   Intermediate     Bond      Balanced
                                         Bond Fund     Bond Fund       Fund        Fund
---------------------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at
    value (Note 1) .................... $22,630      $383,324       $582,001    $119,342
    Cash ..............................       1             1             --          --
    Other assets ......................       2            10             16           5
    Receivables:
     Investment securities sold .......      --            --             --       1,438
     Interest and dividends ...........     292         5,702          7,981         647
     Fund shares sold .................      56           400          1,116          --
     Margin account for futures
     contracts ........................      --            --             97          --
---------------------------------------------------------------------------------------------
       Total Assets ...................  22,981       389,437        591,211     121,432
---------------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Fund shares redeemed .............      --            24            125         250
     Dividends ........................     117         1,933          3,161         228
    Accrued liabilities: (Note 2) .....
     Investment advisory fees .........       1            98            149          51
     Administration fees ..............       2            49             75          11
     Shareholder servicing fees........       1            82            124          20
     Custodian fees ...................       9             7             47           7
     Other ............................      50           179            161          64
---------------------------------------------------------------------------------------------
       Total Liabilities ..............     180         2,372          3,842         631
---------------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ...................  23,397       402,912        619,499      72,419
    Accumulated distributions in
    excess of net investment
    income ............................     (32)          (58)            65           5
    Accumulated net realized loss
    on investments and futures
    transactions ......................    (582)      (13,300)       (32,772)     30,618
    Net unrealized appreciation/
    depreciation of investments
    and future contracts ..............      18        (2,489)           577      17,759
---------------------------------------------------------------------------------------------
       Net Assets ..................... $22,801      $387,065       $587,369    $120,801
=============================================================================================
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized): .......................   2,200        40,050         15,449       3,615
   Net asset value, redemption
   and offering price per share ....... $ 10.36      $   9.66       $  38.02    $  33.42
---------------------------------------------------------------------------------------------
   Cost of investments ................ $22,612      $385,813       $581,127    $101,583
=============================================================================================

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2000

(Amounts in Thousands, Except Per Share Amounts)

                                          Equity
                                          Income   Large Cap        Large Cap
                                           Fund   Equity Fund      Growth Fund
----------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at
    value (Note 1) ....................  $609,360   $250,786        $838,881
    Cash ..............................         1         --               1
    Other assets ......................        18          5              15
    Receivables:
     Investment securities sold .......    15,937         --              --
     Interest and dividends ...........       720        119             149
     Fund shares sold .................     1,397        200             872
----------------------------------------------------------------------------------
       Total Assets ...................   627,433    251,110         839,918
----------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Fund shares redeemed .............     1,624         17             781
     Dividends ........................       561         --              --
    Accrued liabilities: (Note 2) .....
     Investment advisory fees .........       151         83             185
     Administration fees ..............        57         23              78
     Shareholder servicing fees........       130         37              --
     Custodian fees ...................        17         28              57
     Other ............................       215        108             185
----------------------------------------------------------------------------------
       Total Liabilities ..............     2,755        296           1,286
----------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital ...................   493,407    187,460         365,612
    Accumulated undistributed
    net investment income .............       (19)        97             135
    Accumulated net realized
    gain on investments ...............    40,821     27,707         291,348
    Net unrealized appreciation
    of investments ....................    90,469     35,550         181,537
----------------------------------------------------------------------------------
       Net Assets .....................  $624,678   $250,814        $838,632
==================================================================================
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized): .......................    24,430      6,889          19,536
   Net asset value, redemption
   and offering price per share .......  $  25.57   $  36.41        $  42.93
----------------------------------------------------------------------------------
   Cost of investments ................  $518,891   $215,236        $657,344
==================================================================================

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES As of October 31, 2000

(Amounts in Thousands, Except Per Share Amounts)

                                          New Growth
                                         Opportunities       Small Cap    International
                                             Fund            Value Fund    Equity Fund
------------------------------------------------------------------------------------------
   ASSETS:
    Investment securities, at value
    (Note 1) .............................. $167,625          $373,894       $220,632
    Cash ..................................       --                 1          5,988
    Foreign currency (Cost $39)............       --                --             37
    Other assets ..........................        3                10              7
    Receivables:
     Investment securities sold ...........       --             6,140          5,071
     Open forward currency
     contracts ............................       --                --             11
     Interest and dividends ...............       61                85            508
     Fund shares sold .....................      130                50            330
------------------------------------------------------------------------------------------
       Total Assets .......................  167,819           380,180        232,584
------------------------------------------------------------------------------------------
   LIABILITIES:
    Payables:
     Investment securities
     purchased ............................    3,438               420          5,909
     Open forward currency
     contracts ............................       --                --              6
     Fund shares redeemed .................       51                91             26
    Accrued liabilities: (Note 2) .........
     Investment advisory fees .............       39                10            153
     Administration fees ..................       15                 3             21
     Custodian fees .......................       21                13             62
     Other ................................      110               110            159
------------------------------------------------------------------------------------------
       Total Liabilities ..................    3,674               647          6,336
------------------------------------------------------------------------------------------
   NET ASSETS:
    Paid in capital .......................   96,500           237,090        185,326
    Accumulated undistributed net
    investment income .....................       34               343           (161)
    Accumulated net realized gain
    on investments, futures and
    foreign exchange transactions .........   27,660            50,297         32,532
    Net unrealized appreciation of
    investments, futures contracts
    and foreign exchange
    transactions ..........................   39,951            91,803          8,551
------------------------------------------------------------------------------------------
       Net Assets ......................... $164,145          $379,533       $226,248
==========================================================================================
   Shares of beneficial interest
   outstanding ($.001 par value;
   unlimited number of shares
   authorized): ...........................    4,337             7,424          7,070
   Net asset value, redemption and
   offering price per share ............... $  37.85          $  51.12       $  32.00
------------------------------------------------------------------------------------------
   Cost of investments .................... $127,674          $282,091       $211,990
==========================================================================================

                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the year ended October 31, 2000
--------------------------------------------------------------------------------

(Amounts in Thousands)

                                             Short-Term   Intermediate      Bond        Balanced
                                             Bond Fund    Bond Fund        Fund          Fund
---------------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ................................ $   --       $    --        $    --      $   650
    Interest ................................  1,380        24,517         41,374        3,750
---------------------------------------------------------------------------------------------------
      Total investment income ...............  1,380        24,517         41,374        4,400
---------------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ................     53         1,137          1,777          681
    Administration fees .....................     32           568            888          204
    Shareholder servicing fees ..............     44           791          1,223          273
    Custodian fees ..........................     45            92            141          100
    Printing and postage ....................      2            24             29            8
    Professional fees .......................     33            33             46           35
    Registration expenses ...................     12            10             29           17
    Transfer agent fees .....................     20            18             12           12
    Trustees' fees ..........................      1            19             30            7
    Other ...................................      5            20             39           16
---------------------------------------------------------------------------------------------------
      Total expenses ........................    247         2,712          4,214        1,353
---------------------------------------------------------------------------------------------------
    Less amounts waived (Note 2F) ...........     80            66             83           76
    Less earnings credits (Note 2E) .........      2             7             43           13
    Less expense reimbursements
    (Note 2G) ...............................     11            --             --           --
---------------------------------------------------------------------------------------------------
     Net expenses ...........................    154         2,639          4,088        1,264
---------------------------------------------------------------------------------------------------
      Net investment income .................  1,226        21,878         37,286        3,136
---------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
     Investments ............................   (202)       (7,915)       (17,973)      38,796
     Futures transactions ...................    (33)           --         (3,015)          --
    Change in net unrealized
    appreciation/depreciation of:
     Investments ............................    121         7,215         15,076      (34,099)
     Futures contracts ......................     --            --           (188)          --
---------------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss) on investments and futures
    transactions ............................   (114)         (700)        (6,100)       4,697
---------------------------------------------------------------------------------------------------
    Net increase in net assets from
    operations .............................. $1,112       $21,178        $31,186      $ 7,833
===================================================================================================

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 2000

(Amounts in Thousands)

                                                Equity
                                                Income      Large Cap         Large Cap
                                                 Fund      Equity Fund       Growth Fund
-------------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ................................. $ 8,176      $ 1,791           $  3,902
    Interest .................................   2,559          418              1,363
    Foreign taxes withheld ...................      --           (1)                (2)
-------------------------------------------------------------------------------------------
      Total investment income ................  10,735        2,208              5,263
-------------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees .................   2,854        1,001              3,877
    Administration fees ......................   1,070          375              1,454
    Shareholder servicing fees ...............   1,452          529              2,023
    Custodian fees ...........................     125          109                164
    Printing and postage .....................      25           11                 41
    Professional fees ........................      49           31                 58
    Registration expenses ....................      16           26                 19
    Transfer agent fees ......................      13           20                 15
    Trustees' fees ...........................      36           13                 49
    Other ....................................      69           20                 55
-------------------------------------------------------------------------------------------
      Total expenses .........................   5,709        2,135              7,755
-------------------------------------------------------------------------------------------
    Less amounts waived (Note 2F) ............     867          221              3,233
    Less earnings credits (Note 2E) ..........      11            4                  8
-------------------------------------------------------------------------------------------
     Net expenses ............................   4,831        1,910              4,514
-------------------------------------------------------------------------------------------
      Net investment income ..................   5,904          298                749
-------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized gain on investments .........  55,948       27,874            291,985
    Change in net unrealized
    depreciation of investments .............. (14,778)     (14,216)          (295,075)
-------------------------------------------------------------------------------------------
    Net realized and unrealized gain
    (loss) on investments ....................  41,170       13,658             (3,090)
-------------------------------------------------------------------------------------------
    Net increase (decrease) in net
    assets from operations ................... $47,074      $13,956          $ (2,341)
===========================================================================================

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 2000

(Amounts in Thousands)

                                        New Growth
                                       Opportunities    Small Cap    International
                                            Fund        Value Fund    Equity Fund
--------------------------------------------------------------------------------------
   INVESTMENT INCOME:
    Dividend ............................ $   883         $ 1,699      $ 2,662
    Interest ............................     510             835          155
    Foreign taxes withheld ..............      --              --         (170)
--------------------------------------------------------------------------------------
      Total investment income ...........   1,393           2,534        2,647
--------------------------------------------------------------------------------------
   EXPENSES: (Note 2)
    Investment advisory fees ............     973           2,391        2,537
    Administration fees .................     224             552          381
    Shareholder servicing fees ..........     318             773          532
    Custodian fees ......................      99             102          229
    Printing and postage ................       9              12           13
    Professional fees ...................      31              38           44
    Registration expenses ...............      11              17           13
    Transfer agent fees .................      19              12           15
    Trustees' fees ......................       7              18           13
    Other ...............................      13              21           27
--------------------------------------------------------------------------------------
      Total expenses ....................   1,704           3,936        3,804
--------------------------------------------------------------------------------------
    Less amounts waived (Note 2F) .......   1,094           2,104        2,118
    Less earnings credits (Note 2E) .....       2               5           --
--------------------------------------------------------------------------------------
     Net expenses .......................     608           1,827        1,686
--------------------------------------------------------------------------------------
      Net investment income .............     785             707          961
--------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on:
     Investments ........................  27,663          59,601       32,431
     Futures transactions ...............      --              --          273
     Foreign exchange transactions.......      --              --       (1,302)
    Change in net unrealized
    appreciation/depreciation of:
     Investments ........................  10,508          34,161      (27,099)
     Futures contracts ..................      --              --           48
     Foreign exchange transactions.......      --              --        1,206
--------------------------------------------------------------------------------------
    Net realized and unrealized gain
    on investments, futures and
    foreign exchange transactions .......  38,171          93,762        5,557
--------------------------------------------------------------------------------------
    Net increase in net assets from
    operations .......................... $38,956         $94,469      $ 6,518
======================================================================================


                       See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS For the year ended October 31,
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS For the year ended October 31,
(Amounts in Thousands)

                                                               Short-Term Bond Fund   Intermediate Bond Fund          Bond Fund
                                                               --------------------   ----------------------   ---------------------
                                                                 2000        1999       2000         1999        2000        1999
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ......................................$ 1,226     $ 1,272    $ 21,878     $ 20,421    $ 37,286    $ 36,224
   Net realized loss on investments and futures transactions ..   (235)       (342)     (7,915)      (5,108)    (20,988)    (11,695)
   Change in unrealized appreciation/depreciation of
   investments and futures contracts ..........................    121        (155)      7,215      (14,140)     14,888     (24,502)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in net assets from operations ...................  1,112         775      21,178        1,173      31,186          27
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ...................................... (1,230)     (1,272)    (21,904)     (20,421)    (37,308)    (36,223)
   Net realized gain on investment transactions ...............     --         (99)         --       (5,181)         --      (7,910)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ...................... (1,230)     (1,371)    (21,904)     (25,602)    (37,308)    (44,133)
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ................................  9,236       2,535      67,885       66,231      78,452      98,531
   Dividends reinvested .......................................      1          98          38        4,982          88       7,747
   Cost of shares redeemed .................................... (7,970)     (5,684)    (56,575)     (23,684)   (104,849)    (32,034)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) from capital share transactions ......  1,267      (3,051)     11,348       47,529     (26,309)     74,244
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ..................  1,149      (3,647)     10,622       23,100     (32,431)     30,138
  NET ASSETS:
   Beginning of period ........................................ 21,652      25,299     376,443      353,343     619,800     589,662
------------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................................$22,801     $21,652    $387,065     $376,443    $587,369    $619,800
====================================================================================================================================
  SHARE TRANSACTIONS:
   Issued .....................................................    896         240       7,112        6,673       2,079       2,491
   Reinvested .................................................     --           9           4          491           2         191
   Redeemed ...................................................   (771)       (540)     (5,925)      (2,412)     (2,779)       (815)
------------------------------------------------------------------------------------------------------------------------------------
   Change in shares ...........................................    125        (291)      1,191        4,752        (698)      1,867
====================================================================================================================================

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31,

STATEMENT OF CHANGES IN NET ASSETS For the year ended October 31,
(Amounts in Thousands)

                                                                  Balanced Fund        Equity Income Fund     Large Cap Equity Fund
                                                               -------------------    --------------------    ---------------------
                                                                 2000       1999        2000        1999       2000         1999
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income ......................................$  3,136   $  5,494    $  5,904    $ 21,094    $    298     $  2,679
   Net realized gain on investments ...........................  38,796     10,119      55,948      95,029      27,874       34,648
   Change in unrealized appreciation/depreciation of
   investments ................................................ (34,099)     4,425     (14,778)    (33,126)    (14,216)      (2,615)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in net assets from operations ...................   7,833     20,038      47,074      82,997      13,956       34,712
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ......................................  (3,071)    (5,504)     (4,762)    (21,765)       (196)      (2,680)
   Net realized gain on investment transactions ............... (10,114)    (9,006)    (95,215)    (96,156)    (29,311)     (22,147)
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ...................... (13,185)   (14,510)    (99,977)   (117,921)    (29,507)     (24,827)
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ................................   3,732      7,068      15,859       8,277      63,583       54,421
   Dividends reinvested .......................................  10,321      9,138      93,221      94,525      27,373       20,588
   Cost of shares redeemed .................................... (47,380)   (14,356)   (218,878)   (203,476)    (46,987)     (39,260)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) from capital share transactions ...... (33,327)     1,850    (109,798)   (100,674)     43,969       35,749
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets .................. (38,679)     7,378    (162,701)   (135,598)     28,418       45,634
  NET ASSETS:
   Beginning of period ........................................ 159,480    152,102     787,379     922,977     222,396      176,762
------------------------------------------------------------------------------------------------------------------------------------
   End of period ..............................................$120,801   $159,480    $624,678    $787,379    $250,814     $222,396
====================================================================================================================================
  SHARE TRANSACTIONS:
   Issued (including shares issued for stock split) (Note 1) ..     112        207         627      21,527       1,729        5,659
   Reinvested .................................................     313        274       3,770       3,406         758          575
   Redeemed ...................................................  (1,413)      (414)     (8,565)     (6,983)     (1,255)      (1,005)
------------------------------------------------------------------------------------------------------------------------------------
   Change in shares ...........................................    (988)        67      (4,168)     17,950       1,232        5,229
====================================================================================================================================


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31,

STATEMENT OF CHANGES IN NET ASSETS For the year ended October 31,
(Amounts in Thousands)

                                                                                        Large Cap                New Growth
                                                                                       Growth Fund           Opportunities Fund
                                                                                  ----------------------    ----------------------
                                                                                    2000         1999           2000         1999
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income .......................................................... $    749      $  5,525    $    785     $    553
 Net realized gain on investments, futures and foreign exchange transactions ....  291,985        85,454      27,663       30,623
 Change in unrealized appreciation/depreciation of investments, futures contracts
 and foreign exchange transactions .............................................. (295,075)      165,652      10,508          739
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations ............................   (2,341)      256,631      38,956       31,915
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
 Net investment income ..........................................................     (618)       (5,525)       (864)        (496)
 Net realized gain on investment transactions ...................................  (85,852)      (60,409)    (30,537)      (2,314)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders ..........................................  (86,470)      (65,934)    (31,401)      (2,810)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued ....................................................  145,461        68,940      12,613        2,292
 Dividends reinvested ...........................................................        8        59,031      30,217        2,297
 Cost of shares redeemed ........................................................ (118,902)      (71,778)    (14,905)     (17,355)
----------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) from capital share transactions ..........................   26,567        56,193      27,925      (12,766)
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets ......................................  (62,244)      246,890      35,480       16,339
NET ASSETS:
 Beginning of period ............................................................  900,876       653,986     128,665      112,326
----------------------------------------------------------------------------------------------------------------------------------
 End of period .................................................................. $838,632      $900,876    $164,145     $128,665
==================================================================================================================================
SHARE TRANSACTIONS:
 Issued (including shares issued for stock split) (Note 1) ......................    3,041        13,207         356        3,660
 Reinvested .....................................................................       --         1,541         978           72
 Redeemed .......................................................................   (2,455)       (1,633)       (423)        (496)
----------------------------------------------------------------------------------------------------------------------------------
 Change in shares ...............................................................      586        13,115         911        3,236
==================================================================================================================================


                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31,

STATEMENT OF CHANGES IN NET ASSETS For the year ended October 31,
(Amounts in Thousands)

                                                                                            Small Cap              International
                                                                                           Value Fund               Equity Fund
                                                                                    ---------------------     ----------------------
                                                                                        2000         1999         2000         1999
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net investment income .......................................................... $    707     $  4,805     $    961     $  2,524
   Net realized gain on investments, futures and foreign exchange transactions ....   59,601       69,103       31,402       19,825
   Change in unrealized appreciation/depreciation of investments, futures contracts
   and foreign exchange transactions ..............................................   34,161      (83,705)     (25,845)      23,640
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations ............................   94,469       (9,797)       6,518       45,989
------------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1)
   Net investment income ..........................................................     (655)      (4,874)        (899)      (5,407)
   Net realized gain on investment transactions ...................................  (61,371)     (20,135)     (15,802)          --
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders ..........................................  (62,026)     (25,009)     (16,701)      (5,407)
------------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ....................................................   25,280       14,795       17,501        3,876
   Dividends reinvested ...........................................................   59,569       19,643       15,723            1
   Cost of shares redeemed ........................................................  (76,545)     (79,203)     (20,138)     (42,059)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) from capital share transactions ..........................    8,304      (44,765)      13,086      (38,182)
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets ......................................   40,747      (79,571)       2,903        2,400
  NET ASSETS:
   Beginning of period ............................................................  338,786      418,357      223,345      220,945
------------------------------------------------------------------------------------------------------------------------------------
   End of period .................................................................. $379,533     $338,786     $226,248     $223,345
====================================================================================================================================
  SHARE TRANSACTIONS:
   Issued (including shares issued for stock split) (Note 1) ......................      545          269          485        6,702
   Reinvested .....................................................................    1,401          362          434           --
   Redeemed .......................................................................   (1,631)      (1,456)        (550)      (1,326)
------------------------------------------------------------------------------------------------------------------------------------
   Change in shares ...............................................................      315         (825)         369        5,376
====================================================================================================================================


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT FUNDS  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Mutual Fund Select Group (the "Trust") was organized as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Select Short-Term Bond Fund ("STBF"), Select Intermediate Bond Fund ("IBF"), Select Bond Fund ("BND"), Select Balanced Fund ("BF"), Select Equity Income Fund ("EIF"), Select Large Cap Equity Fund ("LCEF"), Select Large Cap Growth Fund ("LCGF"), Select New Growth Opportunities Fund ("NGOF"), Select Small Cap Value Fund ("SCVF") and Select International Equity Fund ("IEF"), collectively, the "Funds", are separate series of the Trust.

Effective November 20, 1998, the following Funds underwent a split of shares:

   Fund     Split Ratio
--------------------------------------------------------------------------------
  EIF       3 shares for 1
  LCEF     11 shares for 1
  LCGF      3 shares for 1
  NGOF     20 shares for 1
  IEF       6 shares for 1

Net assets of the Funds and values of each shareholder account were unaffected by the split.

The following is a summary of significant accounting policies followed by the
Funds:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   A. Valuation of investments -- Equity securities, purchased options and futures contracts are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

   B. Repurchase agreements -- It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

   C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to (or from) the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

   STBF, IBF and BND invest in exchange-traded interest rate futures and options contracts for hedging purposes, to either modify the duration of the portfolio, modify the yield curve exposure of the portfolio, or in anticipation of buying or selling a specific security.

   BF, EIF, LCEF, LCGF, NGOF, and SCVF invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase.

   Index futures contracts are used to control the asset mix of IEF in the most efficient manner, allowing the fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to equities. Long index futures contracts are used to gain exposure to equities, when it is anticipated that this will be more efficient than buying stocks directly.

   Use of long futures contracts subjects the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts.

   Use of short futures contracts subjects the Fund to unlimited risk of loss.

   The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

   At October 31, 2000, the Funds had open futures contracts as shown on the Funds' Portfolio of Investments.

   D. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

   BF, EIF, LCEF, LCGF, NGOF, SCVF and IEF may write options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

   At October 31, 2000, the Funds had no outstanding written options.

   E. Forward foreign currency exchange contracts -- IEF may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the IEF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The IEF is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

   At October 31, 2000, IEF had open forward foreign currency contracts as shown in Note 7.

   F. Dollar rolls -- STBF, IBF, BND and BF may enter into dollar roll transactions in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

   G. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

   Purchases of To Be Announced (TBA) or other delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its TBA purchase commitments.

   H. Foreign currency translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis.

      1. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

      2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on security transactions.

   Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

   I. Organization costs -- Organization and initial registration costs incurred (prior to June 1998) in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning at the commencement of operations of each Fund.

   J. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Funds' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of their distributable net investment income and net realized gain on investments. In addition, the Funds intend to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

   K. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition -- "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

   The following amounts were reclassified within the capital accounts (in thousands):

                                       Accumulated
                                      undistributed        Accumulated
                                    (overdistributed)      net realized
                     Paid-in         net investment         gain (loss)
                     capital             income           on investments
-----------------------------------------------------------------------------
   STBF .........    $   (2)           $      3             $    (1)
   IBF ..........        (4)                 32                 (28)
   BND ..........        (6)                250                (244)
   BF ...........     8,146                  13              (8,159)
   EIF ..........    14,627                 (30)            (14,597)
   LCEF .........     5,462                  (9)             (5,453)
   LCGF .........        (1)                (15)                 16
   NGOF .........        (1)                 (1)                  2
   SCVF .........    16,995                   5             (17,000)
   IEF ..........        (5)             (1,180)              1,185

   The reclassifications for STBF, IBF and BND primarily relate to the character for tax purposes of paydown gains and losses and non-deductible organization expenses. The reclassifications for BF primarily relate to the character for tax purposes of equalization debits and paydown gains and losses. The reclassifications for EIF, LCEF and SCVF primarily relate to the character for tax purposes of equalization debits. The reclassifications for LCGF and NGOF primarily relate to the character for tax purposes of current year distributions and non-deductible organization expenses. The reclassifications for IEF primarily relate to the character for tax purposes of foreign currency losses.

   L. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis.

2. Fees and Other Transactions with Affiliates

   A. Investment advisory fee -- Pursuant to separate investment advisory agreements, The Chase Manhattan Bank ("Chase" or the "Advisor"), acts as the Investment Advisor to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Advisor, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.25% for STBF, 0.30% for IBF and BND, 0.50% for BF, 0.40% for EIF, LCEF, and LCGF, 0.65% for NGOF and SCVF, and 1.00% for IEF of the average daily net assets. For the year ended October 31, 2000, the Adviser voluntarily waived fees as outlined in Note 2.F. below.

   Chase Fleming Asset Management (USA) Inc. ("CFAM (USA)"), a registered investment advisor, is the sub-investment advisor to each Fund, with the exception of IEF, pursuant to a Sub-Investment Advisory Agreement between CFAM (USA) and Chase. CFAM (USA) formerly Chase Asset Management, Inc., is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.10% for STBF, 0.15% for IBF and BND, 0.25% for BF, 0.20% for EIF, LCEF and LCGF, and 0.30% for NGOF and SCVF of average daily net assets.

   CFAM (London) Limited, formerly Chase Asset Management (London) Limited, a wholly owned subsidiary of Chase and a registered investment advisor, is the sub-investment advisor for IEF pursuant to a Sub-Investment Advisory Agreement with Chase and is paid a fee by Chase from its advisory fee at an annual rate equal to 0.50% of IEF's average daily net assets.

   B. Shareholder servicing fees -- Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, each Shareholder Servicing Agent receives a fee. The fee is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each Fund. For the year ended October 31, 2000, the Shareholder Servicing Agents voluntarily waived fees as outlined in Note 2.F. below.

   C. Sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor" or "VFD"), a wholly owned subsidiary of The BISYS Group, Inc.("BISYS"), acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended October 31, 2000, the Distributor voluntarily waived fees as outlined in
   Note 2.F. below.

   D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from the Funds a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. For the year ended October 31, 2000, the Administrator voluntarily waived fees as outlined in Note 2.F. below.

   E. Custodian and accounting fees -- Chase provides portfolio accounting and custody services for the Funds. Compensation for such services is presented in the Statement of Operations as Custodian fees. For the year ended October 31, 2000, Chase voluntarily waived custodian fees as outlined in
   Note 2.F. below. In addition, custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credits arrangements in income producing assets if they had not entered into such arrangements.

   F. Waiver of fees -- For the year ended October 31, 2000, the Funds' vendors voluntarily waived fees for each of the Funds as follows (amounts in thousands):

                    Investment                      Shareholder
                     Advisory     Administration     Servicing      Custody
--------------------------------------------------------------------------------
   STBF.........      $   34         $   8            $    37        $  1
   IBF ..........         34            30                 --           2
   BND ..........         56            27                 --          --
   BAL ..........         24            31                 21          --
   EIF ..........        695           168                 --           4
   LCEF.........          27            62                129           3
   LCGF.........       1,143           364              1,722           4
   NGOF.........         692            82                318           2
   SCVF.........       1,222           326                553           3
   IEF ..........      1,461           119                532           6

   G. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

   The Distributor voluntarily reimbursed expenses of the Funds in the amounts as shown on the Statement of Operations.

3. Investment Transactions

For the year ended October 31, 2000, purchases and sales of investments (excluding short-term investments) were as follows (in thousands):

                     Purchases           Sales         Purchases      Sales
                  (excluding U.S.   (excluding U.S.     of U.S.      of U.S.
                    Government)       Government)      Government   Government
--------------------------------------------------------------------------------
   STBF.........     $ 16,222          $  8,393        $ 13,343     $ 18,692
   IBF ..........     169,871           145,003         255,524      265,529
   BND ..........     409,613           396,870         471,901      495,892
   BAL ..........     101,244           126,457          60,232       79,315
   EIF ..........     286,314           499,266              --           --
   LCEF.........      155,099           141,520              --           --
   LCGF.........      698,024           735,848              --           --
   NGOF.........      119,889           199,785              --           --
   SCVF.........      279,510           327,154              --           --
   IEF ..........     367,168           368,991              --           --

4. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2000 are as follows (in thousands):

                                  Gross         Gross       Net unrealized
                   Aggregate    unrealized     unrealized    appreciation/
                      cost     appreciation   depreciation  (depreciation)
--------------------------------------------------------------------------------
   STBF .........  $  22,612     $     89       $    (71)      $   (118)
   IBF ..........    385,816        3,976         (6,468)        (2,492)
   BND ..........    583,124        5,264         (6,387)        (1,123)
   BAL ..........    101,587       22,860         (5,105)        17,755
   EIF ..........    518,896      124,402         (33,938)       90,464
   LCEF .........    215,248       54,006         (18,468)       35,538
   LCGF .........    657,602      238,972         (57,693)      181,279
   NGOF .........    127,701       44,120          (4,196)       39,924
   SCVF .........    282,091      106,258         (14,455)       91,803
   IEF ..........    212,381       18,831         (10,580)        8,251

At October 31, 2000, the following Funds have capital loss carryovers which will be available to offset capital gains. To the extent that any net capital loss carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

                                                           Expiration
   Fund                                       Amount          Date
--------------------------------------------------------------------------------
   STBF ................................... $  332,192    Oct. 31, 2007
                                               249,898    Oct. 31, 2008
                                            ----------
                                               582,090

   IBF ....................................  5,066,892    Oct. 31, 2007
                                             8,230,683    Oct. 31, 2008
                                            ----------
                                            13,297,575

   BND .................................... 10,657,615    Oct. 31, 2007
                                            20,414,169    Oct. 31, 2008
                                            ----------
                                            31,071,784

5. Concentrations

As of October 31, 2000, LCEF, LCGF, NGOF and SCVF invested 27.8%, 44.8%, 20.7% and 23.7%, respectively, of their portfolios in securities issued by technology sector companies, such as computer hardware and software companies, internet connectivity providers, and telecommunications equipment manufacturers. Valuations of companies in the technology sector are typically subject to greater volatility than other sectors.

As of October 31, 2000, SCVF invested 20.2% of its portfolio in securities issued by companies in the health care industry, such as biotechnology companies, pharmaceutical companies and health care service providers.

As of October 31, 2000, substantially all of the net assets of IEF consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2000, IEF invested approximately 19.5% and 26.1% of its net assets in issuers in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in the specific region or country.

6. Trustee Compensation

The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities, were as follows (in thousands):

                         Pension           Accrued Pension
                         Expenses             Liability
--------------------------------------------------------------------------------
   STBF.........           $ --+                 $ 2
   IBF .........              5                   23
   BND .........              9                   40
   BF ..........              2                   12
   EIF .........             12                   62
   LCEF.........              3                   14
   LCGF.........             14                   49
   NGOF.........              2                    9
   SCVF.........              5                   30
   IEF .........              4                   17

+ - Amount rounds to less than one thousand.

7. Open Forward Foreign Currency Contracts

IEF was party to the following open forward foreign currency contracts at October 31, 2000 (in thousands):

                                  Contract                            Unrealized
    Contract Amount                Amount               Settlement    Gain/(Loss)
      Purchased       Currency      Sold    Currency      Date           USD
--------------------------------------------------------------------------------
Unrealized Gain
---------------
        1,738            USD      188,752      JPY      11/01/00         $ 9
          414            GBP          600      USD      11/01/00           2
                                                                         ---
                                                                         $11
                                                                         ===

Unrealized Loss
---------------
          655            GBP          957      USD      11/02/00         $(6)
                                                                         ===

GBP   - Great British Pound
JPY   - Japanese Yen
USD   - United States Dollar

8. Foreign Cash Positions

IEF held the following foreign currency positions at October 31, 2000:

                                 Delivery                               Net
                                   Value                 Market      Unrealized
                                  (Local       Cost       Value     Gain (Loss)
   Currency                      Currency)     (USD)      (USD)        (USD)
--------------------------------------------------------------------------------
   EURO .......................     8,411     $ 7,107    $ 7,130      $    23
   Malaysian Ringgit...........    48,925      12,705     12,875          170
   Mexican Peso ...............       739          78         77           (1)
   Philippine Peso ............   732,038      16,867     14,312       (2,555)
   South African Rand..........       433          67         57          (10)
   Swiss Franc ................     3,907       2,170      2,173            3
                                              -------    -------      --------
                                              $38,994    $36,624      $(2,370)
                                              =======    =======      ========

9. Bank Borrowings

The Funds may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments. The Funds have entered into an agreement, enabling them to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also pay a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated, on a pro-rata basis to the Funds. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

The Funds had no borrowings outstanding at October 31, 2000, nor at any time during the year.

10. Subsequent Events

On September 13, 2000, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

On October 25, 2000, the Board of Trustees of Mutual Fund Group approved a Plan of Reorganization (the "Reorganization Plan") between the Funds listed below. Under the Reorganization Plan, the acquired fund would transfer all of its assets and liabilities to the acquiring fund in a tax-free reorganization. In exchange, shareholders of the acquired fund would receive shares of the acquiring fund with a value equal to their respective holdings in the acquired fund. The costs and expenses associated with the Reorganization will be borne by the Advisor and not by the Funds (or by the shareholders of either fund). The Reorganization can be consummated only if, among other things, it is approved by the vote of a majority (as defined by the 1940 Act) of outstanding voting securities of the Funds. A Special Meeting of Shareholders ("Meeting") of the acquired Funds will be held on January 26, 2001 to vote on the Reorganization Plan. If the Reorganization Plan is approved at the Meeting, the Reorganization is expected to become effective on or about February 16, 2001.

   Acquiring Fund                     Acquired Fund
   --------------                     -------------
   Chase Vista Short-Term Bond Fund   STBF
   IBF                                Chase Intermediate Term Bond Fund
   BND                                Chase Income Fund
   BND                                Chase Vista Bond Fund

--------------------------------------------------------------------------------
CHASE VISTA SELECT FUNDS FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                Chase Vista Select
                                                  -------------------------------------------------------------------------------
                                                           Short-Term Bond Fund                   Intermediate Bond Fund
                                                  ---------------------------------------  --------------------------------------
                                                           Year Ended            1/1/97*            Year Ended           1/1/97*
                                                  ----------------------------   Through   ----------------------------  Through
                                                  10/31/00  10/31/99  10/31/98   10/31/97  10/31/00  10/31/99  10/31/98  10/31/97
                                                  --------  --------  --------   --------  --------  --------  --------  --------
Per share operating performance:
Net asset value, beginning of period ............  $10.43    $10.69    $10.65     $10.62     $9.69    $10.36    $10.19     $10.09
                                                   ------    ------    ------     ------     -----    ------    ------     ------
Income from investment operations:
 Net investment income ..........................    0.60      0.56      0.61       0.57      0.55      0.55      0.62       0.55
 Net gains or losses on securities
 (both realized and unrealized) .................   (0.07)    (0.22)     0.04       0.03     (0.03)    (0.52)     0.17       0.10
                                                   ------    ------    ------     ------     -----    ------    ------     ------
  Total from investment operations ..............    0.53      0.34      0.65       0.60      0.52      0.03      0.79       0.65
                                                   ------    ------    ------     ------     -----    ------    ------     ------
Distributions to shareholders from:
 Dividends from net investment income ...........    0.60      0.56      0.61       0.57      0.55      0.55      0.62       0.55
 Net realized gains on investment transactions ..      --      0.04        --         --        --      0.15        --         --
                                                   ------    ------    ------     ------     -----    ------    ------     ------
  Total dividends and distributions .............    0.60      0.60      0.61       0.57      0.55      0.70      0.62       0.55
                                                   ------    ------    ------     ------     -----    ------    ------     ------
Net asset value, end of period ..................  $10.36    $10.43    $10.69     $10.65     $9.66    $ 9.69    $10.36     $10.19
                                                   ======    ======    ======     ======     =====    ======    ======     ======
  Total return ..................................    5.26%     3.31%     6.25%      5.82%     5.61%     0.33%     7.98%      6.71%
Ratios/supplemental data:
 Net assets, end of period (in millions) ........  $   23    $   22    $   25     $   27     $ 387    $  376    $  353     $  319
Ratios to average net assets:#
 Expenses .......................................    0.73%     0.07%     0.11%      0.11%     0.70%     0.04%     0.04%      0.06%
 Net investment income ..........................    5.80%     5.31%     6.01%      6.45%     5.78%     5.55%     6.16%      6.67%
 Expenses without waivers, reimbursements and
 earnings credits ...............................    1.17%     0.73%     0.88%      0.63%     0.72%     0.50%     0.52%      0.54%
 Net investment income without waivers,
 reimbursements and earnings credits ............    5.36%     4.65%     5.24%      5.93%     5.76%     5.09%     5.68%      6.19%
Portfolio turnover rate .........................     151%      316%      382%       406%      110%      123%      168%       193%
----------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations.
# Short periods have been annualized.

                       See notes to financial statements.

                                                                               Chase Vista Select
                                              -------------------------------------------------------------------------------------
                                                       Bond Fund                                      Balanced Fund
                                              ----------------------------------------   ------------------------------------------
                                                       Year Ended             1/1/97*              Year Ended              1/1/97*
                                              -----------------------------   Through    -------------------------------   Through
                                              0/31/00   10/31/99   10/31/98   10/31/97   10/31/00   10/31/99    10/31/98   10/31/97
                                              -------   --------   --------   --------   --------   --------    --------   --------
Per share operating performance:
Net asset value, beginning of period ........ $38.38     $41.29     $41.01     $40.34     $34.64     $33.53      $34.08     $30.62
                                              ------     ------     ------     ------     ------     ------      ------     ------
Income from investment operations:
 Net investment income ......................   2.38       2.36       2.56       2.31       0.79       1.17        1.32       1.17
 Net gains or losses in securities
 (both realized and unrealized) .............  (0.36)     (2.37)      0.76       0.67       0.98       3.12        3.05       3.46
                                              ------     ------     ------     ------     ------     ------      ------     ------
  Total from investment operations ..........   2.02      (0.01)      3.32       2.98       1.77       4.29        4.37       4.63
                                              ------     ------     ------     ------     ------     ------      ------     ------
Distributions to shareholders from:
 Dividends from net investment income .......   2.38       2.36       2.55       2.31       0.77       1.17        1.31       1.17
 Distributions from capital gains ...........     --       0.54       0.49         --       2.22       2.01        3.61         --
                                              ------     ------     ------     ------     ------     ------      ------     ------
  Total dividends and distributions .........   2.38       2.90       3.04       2.31       2.99       3.18        4.92       1.17
                                              ------     ------     ------     ------     ------     ------      ------     ------
Net asset value, end of period .............. $38.02     $38.38     $41.29     $41.01     $33.42     $34.64      $33.53     $34.08
                                              ======     ======     ======     ======     ======     ======      ======     ======
  Total return ..............................   5.50%     (0.01%)     8.44%      7.64%      5.34%     13.30%      14.28%     15.36%
Ratios/supplemental data:
 Net assets, end of period (in millions) .... $  587     $  620      $ 590     $  520     $  121     $  159      $  152     $  179
Ratios to average net assets:#
 Expenses ...................................   0.69%      0.03%      0.03%      0.02%      0.93%      0.05%       0.03%      0.03%
 Net investment income ......................   6.30%      5.97%      6.27%      6.89%      2.30%      3.37%       3.98%      4.29%
 Expenses without waivers, reimbursements and
 earnings credits ...........................   0.71%      0.49%      0.51%      0.49%      0.99%      0.75%       0.75%      0.72%
 Net investment income without waivers,
 reimbursements and earnings credits ........   6.28%      5.51%      5.79%      6.42%      2.24%      2.67%       3.26%      3.60%
Portfolio turnover rate .....................    157%       300%       306%       261%       122%        93%         50%       131%
-----------------------------------------------------------------------------------------------------------------------------------

* Commencement of Operations.
# Short periods have been annualized.


                       See notes to financial statements.

                                                                               Chase Vista Select
                                              ------------------------------------------------------------------------------------
                                                    Equity Income Fund (1)                        Large Cap Equity Fund (1)
                                              -----------------------------------------  -----------------------------------------
                                                         Year Ended            1/1/97*                 Year Ended         1/1/97*
                                              ------------------------------   Through   ------------------------------   Through
                                              10/31/00   10/31/99   10/31/98   10/31/97  10/31/00   10/31/99   10/31/98   10/31/97
                                              --------   --------   --------   --------  --------   --------   --------   --------
Per share operating performance:
Net asset value, beginning of period ........  $27.53     $28.89     $34.22     $28.32    $39.31     $37.52     $46.58     $37.22
                                               ------     ------     ------     ------    ------     ------     ------     ------
Income from investment operations:
 Net investment income ......................    0.21       0.65       0.85       0.79      0.05       0.52       0.56       0.59
 Net gains or losses in securities
 (both realized and unrealized) .............    1.40       1.69       1.50       5.90      2.31       6.56       5.27       9.36
                                               ------     ------     ------     ------    ------     ------     ------     ------
  Total from investment operations ..........    1.61       2.34       2.35       6.69      2.36       7.08       5.83       9.95
                                               ------     ------     ------     ------    ------     ------     ------     ------
Distributions to shareholders from:
 Dividends from net investment income .......    0.17       0.67       0.83       0.79      0.03       0.52       0.56       0.59
 Distributions from capital gains ...........    3.40       3.03       6.85         --      5.23       4.77      14.33         --
                                               ------     ------     ------     ------    ------     ------     ------     ------
  Total dividends and distributions .........    3.57       3.70       7.68       0.79      5.26       5.29      14.89       0.59
                                               ------     ------     ------     ------    ------     ------     ------     ------
Net asset value, end of period ..............  $25.57     $27.53     $28.89     $34.22    $36.41     $39.31     $37.52     $46.58
                                               ======     ======     ======     ======    ======     ======     ======     ======
  Total return ..............................    6.35%      8.18%      7.62%     23.78%     6.13%     20.36%     16.58%     26.89%
Ratios/supplemental data:
 Net assets, end of period (in millions) ....  $  625     $  787     $  923     $  955    $  251     $  222     $  177     $  186
Ratios to average net assets:#
 Expenses ...................................    0.68%      0.03%      0.03%      0.03%     0.76%      0.05%      0.03%      0.03%
 Net investment income ......................    0.83%      2.25%      2.85%      2.97%     0.12%      1.36%      1.46%      1.66%
 Expenses without waivers, reimbursements and
 earnings credits ...........................    0.80%      0.58%      0.59%      0.59%     0.85%      0.65%      0.65%      0.58%
 Net investment income without waivers,
 reimbursements and earnings credits ........    0.71%      1.70%      2.29%      2.41%     0.03%      0.76%      0.86%      1.11%
Portfolio turnover rate .....................      43%       146%       148%        73%       57%       106%        56%        54%

  * Commencement of Operations.
  # Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 1. Prior periods have been restated to reflect the split.


                       See notes to financial statements.

                                                                               Chase Vista Select
                                              -------------------------------------------------------------------------------------
                                                      Large Cap Growth Fund (1)              New Growth Opportunities Fund (1)
                                              -----------------------------------------  ------------------------------------------
                                                         Year Ended            1/1/97*             Year Ended             1/1/97*
                                              ------------------------------   Through   ------------------------------   Through
                                              10/31/00    10/31/99  10/31/98   10/31/97  10/31/00   10/31/99   10/31/98   10/31/97
                                              --------    --------  --------   --------  --------   --------   --------   --------
Per share operating performance:
Net asset value, beginning of period ........   $47.54     $37.36    $32.30     $26.01     $37.55     $29.63     $32.39     $28.58
                                                ------     ------    ------     ------     ------     ------     ------     ------
Income from investment operations:
 Net investment income ......................     0.04       0.30      0.34       0.28       0.17       0.15       0.14       0.15
 Net gains or losses in securities
 (both realized and unrealized) .............    (0.07)     13.66      8.23       6.29       9.34       8.52      (0.42)      3.80
                                                ------     ------    ------     ------     ------     ------     ------     ------
  Total from investment operations ..........    (0.03)     13.96      8.57       6.57       9.51       8.67      (0.28)      3.95
                                                ------     ------    ------     ------     ------     ------     ------     ------
Distributions to shareholders from:
 Dividends from net investment income .......     0.03       0.30      0.34       0.28       0.20       0.14       0.13       0.14
 Distributions from capital gains ...........     4.55       3.48      3.17         --       9.01       0.61       2.35         --
                                                ------     ------    ------     ------     ------     ------     ------     ------
  Total dividends and distributions .........     4.58       3.78      3.51       0.28       9.21       0.75       2.48       0.14
                                                ------     ------    ------     ------     ------     ------     ------     ------
Net asset value, end of period ..............   $42.93     $47.54    $37.36     $32.30     $37.85     $37.55     $29.63     $32.39
                                                ======     ======    ======     ======     ======     ======     ======     ======
  Total return ..............................    (0.91%)    39.78%    29.12%     25.32%     30.94%     29.65%     (0.70%)    13.90%
Ratios/supplemental data:
 Net assets, end of period (in millions) ....    $ 839     $  901    $  654     $  548      $ 164      $ 129      $ 112      $ 116
Ratios to average net assets:#
 Expenses ...................................     0.47%      0.03%     0.02%      0.02%      0.41%      0.07%      0.08%      0.08%
 Net investment income ......................     0.08%      0.69%     0.98%      1.12%      0.52%      0.44%      0.43%      0.57%
 Expenses without waivers, reimbursements and
 earnings credits ...........................     0.80%      0.59%     0.60%      0.60%      1.14%      0.93%      0.94%      0.92%
 Net investment income without waivers,
 reimbursements and earnings credits ........    (0.25%)     0.13%     0.40%      0.54%     (0.21%)    (0.42%)    (0.43%)    (0.27%)
Portfolio turnover rate .....................       74%        26%       22%        36%        84%       101%        67%        50%
------------------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations.
  # Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 1. Prior periods have been restated to reflect the split.


                       See notes to financial statements.

                                                                               Chase Vista Select
                                              --------------------------------------------------------------------------------------
                                                    Small Cap Value Fund                          International Equity Fund (1)
                                              -----------------------------------------  -------------------------------------------
                                                        Year Ended             1/1/97*              Year Ended              1/1/97*
                                              ------------------------------   Through   --------------------------------   Through
                                              10/31/00   10/31/99   10/31/98   10/31/97  10/31/00    10/31/99    10/31/98   10/31/97
                                              --------   --------   --------   --------  --------    --------    --------   --------
Per share operating performance:
Net asset value, beginning of period ........   $47.66     $52.73     $60.54    $51.87     $33.33      $27.79     $29.45     $28.64
                                                ------     ------     ------    ------     ------      ------     ------     ------
Income from investment operations:
 Net investment income ......................     0.08       0.64       0.74      0.57       0.15        0.33       0.41       0.44
 Net gains or losses in securities
 (both realized and unrealized) .............    12.44      (2.50)     (5.72)     8.62       1.05        5.94       0.90       0.77
                                                ------     ------     ------    ------     ------      ------     ------     ------
  Total from investment operations ..........    12.52      (1.86)     (4.98)     9.19       1.20        6.27       1.31       1.21
                                                ------     ------     ------    ------     ------      ------     ------     ------
Distributions to shareholders from:
 Dividends from net investment income .......     0.08       0.64       0.75      0.52       0.13        0.73       1.24       0.40
 Distributions from capital gains ...........     8.98       2.57       2.08         --      2.40          --       1.73         --
                                                ------     ------     ------    ------     ------      ------     ------     ------
  Total dividends and distributions .........     9.06       3.21       2.83      0.52       2.53        0.73       2.97       0.40
                                                ------     ------     ------    ------     ------      ------     ------     ------
Net asset value, end of period ..............   $51.12     $47.66     $52.73    $60.54     $32.00      $33.33     $27.79     $29.45
                                                ======     ======     ======    ======     ======      ======     ======     ======
  Total return ..............................    30.16%     (4.20%)    (8.53%)   17.80%      2.71%      22.83%      4.80%      4.15%
Ratios/supplemental data:
 Net assets, end of period (in millions) ....    $ 380      $ 339      $ 418    $  488     $  226       $ 223     $  221     $  254
Ratios to average net assets:#
 Expenses ...................................     0.50%      0.04%      0.02%     0.02%      0.66%       0.06%      0.05%      0.07%
 Net investment income ......................     0.19%      1.16%      1.28%     1.26%      0.38%       1.14%      1.71%      1.66%
 Expenses without waivers, reimbursements and
 earnings credits ...........................     1.07%      0.86%      0.85%     0.85%      1.50%       1.31%      1.34%      1.27%
 Net investment income without waivers,
 reimbursements and earnings credits ........    (0.38%)     0.34%      0.45%     0.43%     (0.46%)     (0.11%)     0.42%      0.46%
Portfolio turnover rate .....................       76%        55%         6%        8%       149%        141%       150%       141%
-----------------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations.
  # Short periods have been annualized.
(1) On November 20, 1998, the Fund underwent a split of shares, see Note 1. Prior periods have been restated to reflect the split.


                       See notes to financial statements.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Select Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chase Vista Select Short-Term Bond Fund, Chase Vista Select Intermediate Bond Fund, Chase Vista Select Bond Fund, Chase Vista Select Balanced Fund, Chase Vista Select Equity Income Fund, Chase Vista Select Large Cap Equity Fund, Chase Vista Select Large Cap Growth Fund, Chase Vista Select New Growth Opportunities Fund, Chase Vista Select Small Cap Value Fund and Chase Vista Select International Equity Fund (separate portfolios constituting Mutual Fund Select Group, hereafter referred to as the "Trust") at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 2000

--------------------------------------------------------------------------------
TAX LETTER (UNAUDITED)
--------------------------------------------------------------------------------

TAX LETTER (UNAUDITED)

Chase Vista Select Short-Term Bond Fund               Chase Vista Select Large Cap Equity Fund
Chase Vista Select Intermediate Bond Fund             Chase Vista Select Large Cap Growth Fund
Chase Vista Select Bond Fund                  Chase Vista Select New Growth Opportunities Fund
Chase Vista Select Balanced Fund                       Chase Vista Select Small Cap Value Fund
Chase Vista Select Equity Income Fund             Chase Vista Select International Equity Fund

--------------------------------------------------------------------------------

Certain tax information for the Chase Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 2000. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2000. The information necessary to complete your income tax returns for the calendar year ending December 31, 2000 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000:

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for dividends received deduction and the per share long-term capital gains distributed by the
Funds:

                                                    Federal Home     Federal National                     Long-Term
                                       U.S.        Loan Mortgage         Mortgage          Dividends    Capital Gains
                                     Treasury        Corporation       Association         Received      Distribution
    Chase Vista Select Fund         Obligations      Obligations       Obligations         Deduction       Per Share
---------------------------------------------------------------------------------------------------------------------
Short-Term Bond ..................     10.17%             --               --                   --          $ --
Bond .............................     47.44%          32.93%            0.94%                  --            --
Intermediate Bond ................     45.56%           1.34%            9.02%                  --            --
Balanced .........................      9.33%           3.49%            2.22%                6.36%          2.22
Equity Income ....................        --              --               --                32.37%          1.68
Large Cap Equity .................        --              --               --                81.85%          5.03
Large Cap Growth .................        --              --               --                98.57%          4.30
New Growth Opportunities .........        --              --               --                35.36%          6.89
Small Cap Value ..................        --              --               --                19.26%          8.98
International Equity .............        --              --               --                   --           1.82

For the year ended October 31, 2000, IEF elects, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes to its shareholders. The amount of gross foreign source income and foreign taxes with respect to this election are $2,817,535 ($0.3985) and $170,396 ($0.0241) respectively.


                       See notes to financial statements.

--------------------------------------------------------------------------------
CHASE VISTA SELECT FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

INVESTMENT ADVISER,                          Select Funds for providing investment
ADMINISTRATOR, SHAREHOLDER                   advisory and other services.
AND FUND SERVICING
AGENT AND CUSTODIAN                          This report is submitted for the general
The Chase Manhattan Bank                     information of the shareholders of the
                                             funds. It is not authorized for distribution
DISTRIBUTOR                                  to prospective investors in the funds
Vista Fund Distributors, Inc.                unless preceded or accompanied by a
                                             prospectus.
TRANSFER AGENT
DST Systems, Inc.                            To obtain a prospectus for any of the
                                             Chase Vista Select Funds, call
LEGAL COUNSEL                                1-800-348-4782. The prospectus contains
Simpson Thacher & Bartlett                   more complete information, including
                                             charges and expenses. Please read it
INDEPENDENT ACCOUNTANTS                      carefully before you invest or send money.
PricewaterhouseCoopers LLP

Chase Vista Funds are distributed by
Vista Fund Distributors, Inc., which is
unaffiliated with The Chase Manhattan
Bank. Chase and its respective affiliates receive compensation from Chase Vista


(C) The Chase Manhattan Corporation, 2000. All Rights Reserved.    December 2000


[CHASE LOGO]
Chase Vista Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039